UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23564

Name of Fund: BlackRock	Capital Allocation Trust (BCAT)

Fund Address: 100	Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Capital Allocation Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2020

Date of reporting period: 12/31/2020

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2020

2020 Annual Report

BlackRock Capital Allocation Trust (BCAT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock Capital Allocation Trust’s (BCAT) (the “Trust”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

December 31, 2020

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BCAT	$0.026945	$0.031350	$—	$0.045805	$0.104100	26%	30%	—%	44%	100%

Section 19(a) notices for the Trust, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

The Trust, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Trust’s Board of Trustees (the “Board”),has adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Trust currently distributes the following fixed amount per share on a monthly basis:

Exchange Symbol	Amount Per Common Share
BCAT	$0.1041

The fixed amounts distributed per share are subject to change at the discretion of the Trust’s Board. Under its Plan, the Trust will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Trust will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, the Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of these distributions or from the terms of the Plan. The Trust’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trust is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

2	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. The threat from the coronavirus became increasingly apparent throughout February and March 2020, and countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following a series of successful vaccine trials and passage of additional stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

Following the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates, already low as the year began, close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts get under way. The results of the U.S. elections also cleared the way for additional stimulus spending in 2021, which is likely to be a solid tailwind for economic growth. Inflation should increase as the expansion continues, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and Euro area peripherals and Asian bonds also provide attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2020

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	22.16%	18.40%
U.S. small cap equities (Russell 2000® Index)	37.85	19.96
International equities (MSCI Europe, Australasia, Far East Index)	21.61	7.82
Emerging market equities (MSCI Emerging Markets Index)	31.14	18.31
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.67
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.87)	10.58
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.29	7.51
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.92	4.95
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.32	7.05
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

4

The Benefits and Risks of Leveraging

The Trust may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume the Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Trust’s shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trust’s investment adviser will be higher than if the Trust did not use leverage.

The Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to issue debt up to 33 1/3% of its total managed assets. The Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If the Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trust’s obligations under a reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

THE BENEFITS AND RISKS OF LEVERAGING	5

Option Over-Writing Strategy	BlackRock Capital Allocation Trust

Overview

In general, the goal of the Trust is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trust seeks to pursue these goals primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options in an effort to generate current gains from option premiums and to enhance the Trust’s risk-adjusted return. The Trust’s objectives cannot be achieved in all market conditions.

The Trust primarily writes single stock covered call options, and may also from time to time write single stock put options. When writing (selling) a covered call option, a Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trust receives cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any,are generally available to support current or future distributions paid by the Trust. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security.If the option remains unexercised upon its expiration, the Trust realizes gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by a Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. The premium that a Trust receives from writing a covered call option may not be sufficient to offset the potential appreciation on the underlying equity security above the strike price of the option that could have otherwise been realized by the Trust. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

Option Over-Writing Strategy Illustration

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

The Trust intends to write covered call and other options to varying degrees depending upon market conditions. Please refer to the Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.

Derivative Financial Instruments

The Trust may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trust’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trust’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of December 31, 2020	BlackRock Capital Allocation Trust (BCAT)

Investment Objective

BlackRock Capital Allocation Trust’s (BCAT) (the “Trust”) investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust invests in a portfolio of equity and debt securities. Generally, the Trust’s portfolio will include both equity and debt securities. At any given time, however, the Trust may emphasize either debt securities or equity securities. The Trust utilizes an option writing (selling) strategy in an effort to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BCAT
Initial Offering Date	September 28, 2020
Current Distribution Rate on Closing Market Price as of December 31, 2020 ($21.77)(a)	5.74%
Current Monthly Distribution per Common Share(b)	$0.1041
Current Annualized Distribution per Common Share(b)	$1.2492

(a) Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b) The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Net Asset Value Per Share Summary

	12/31/20	09/28/20	Change	High	Low
Market Price	$21.77	$20.00	8.85%	$24.00	$19.40
Net Asset Value	21.05	20.00	5.25	21.05	19.68

TRUST SUMMARY	7

Trust Summary as of December 31, 2020 (continued)	BlackRock Capital Allocation Trust (BCAT)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security	Percent of Total Investments
SPDR Bloomberg Barclays High Yield Bond ETF	4%
Microsoft Corp.	1
iShares iBoxx $ High Yield Corporate Bond ETF	1
Alphabet, Inc.	1
UnitedHealth Group, Inc.	1
Morgan Stanley	1
Becton Dickinson and Co.	1
VMware, Inc.	1
Amazon.com, Inc.	1
L3Harris Technologies, Inc.	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments
United States	61%
Cayman Islands	6
Netherlands	3
France	3
China	3
Germany	2
United Kingdom	2
Mexico	2
India	1
Colombia	1
Italy	1
Japan	1
Luxembourg	1
Brazil	1
Canada	1
Hong Kong	1
Chile	1
Ireland	1
Indonesia	1
Panama	1
Egypt	1
Sweden	1
Taiwan	1
Ukraine	1
Switzerland	1
Saudi Arabia	1
Other(a)	—

(a) Rounds to less than 1% of total investments.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2020	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities

Canada — 0.0%
Fairstone Financial Issuance Trust I, Series 2020-1A, Class D, 6.87%, 10/20/39(a)	CAD	1,270	$992,517

Cayman Islands(a)(b) — 3.6%
AGL CLO Ltd., Series 2020-9A, Class D, (3 mo. LIBOR US + 3.70%), 3.94%, 01/20/34	USD	850	845,748
AGL CORE CLO Ltd., Series 2020-5A, Class E, (3 mo. LIBOR US + 6.52%), 6.82%, 07/20/30		2,500	2,500,815
Allegany Park CLO Ltd., Series 2019-1A, Class D, (3 mo. LIBOR US + 3.70%), 3.92%, 01/20/33		600	601,253
Apidos CLO XXXIII, Series 2020-33A, Class E, (3 mo. LIBOR US + 7.52%), 7.79%, 07/24/31		1,000	1,010,816
Apidos CLO XXXIV, Series 2020-34A, Class E, (3 mo. LIBOR US + 7.25%), 7.49%, 01/20/33		3,000	2,970,717
Apres Static CLO Ltd., Series 2019-1A, Class CR, (3 mo. LIBOR US + 4.25%), 4.49%, 10/15/28		3,000	3,007,143
Ares LV CLO Ltd., Series 2020-55A, Class E, (3 mo. LIBOR US + 6.20%), 6.44%, 04/15/31		5,400	5,231,819
Ares LVII CLO Ltd., Series 2020-57A, Class D, (3 mo. LIBOR US + 4.35%), 4.59%, 10/25/31		4,000	3,999,785
Bain Capital Credit CLO Ltd., Series 2020-2A, Class E, (3 mo. LIBOR US + 6.83%), 7.05%, 07/21/31		500	499,802
Birch Grove CLO Ltd., Series 19A, Class D, (3 mo. LIBOR US + 3.90%), 4.12%, 06/15/31		1,250	1,252,460
BlueMountain CLO Ltd., Series 2016-2A, Class C1R, (3 mo. LIBOR US + 4.00%), 4.22%, 08/20/32		1,000	991,498
BlueMountain CLO XXIV Ltd., Series 2019-24A, Class D, 4.12%, 04/20/31		1,000	1,001,083
BlueMountain CLO XXX Ltd. Series 2020-30A, Class D, (3 mo. LIBOR US + 3.90%), 4.06%, 01/15/33		3,650	3,649,920
Series 2020-30A, Class E, (3 mo. LIBOR US + 7.73%), 7.89%, 01/15/33		800	799,936
Buckhorn Park CLO Ltd., Series 2019-1A, Class D, 3.97%, 01/18/31		1,000	1,000,180
Canyon CLO Ltd., Series 2020-1A, Class D, (3 mo. LIBOR US + 2.95%), 3.17%, 07/15/28		2,750	2,767,930
CIFC Funding Ltd., Series 2019-3A, Class C, 3.93%, 07/16/32		1,000	1,003,453
Crown City CLO, Series 2019-1AD, (3 mo. LIBOR US + 7.88%), 8.19%, 07/20/30		375	377,332
Dryden CLO Ltd. Series 2019-80A, Class D1, (3 mo. LIBOR US + 4.10%), 4.32%, 01/17/33		250	251,220
Series 2020-85A, Class D, (3 mo. LIBOR US + 3.90%), 4.11%, 10/15/32		1,750	1,755,621
Eaton Vance CLO Ltd., Series 2019-1A, Class E, 6.99%, 04/15/31		1,300	1,300,027
Elmwood CLO I Ltd. Series 2019-1A, Class DR, (3 mo. LIBOR US + 4.40%), 4.62%, 10/20/33		5,750	5,842,128
Series 2019-1A, Class ER, (3 mo. LIBOR US + 7.71%), 7.93%, 10/20/33		2,375	2,332,723
Elmwood CLO II Ltd. Series 2019-2A, Class C, (3 mo. LIBOR US + 2.90%), 3.12%, 04/20/31		750	751,281

Security		Par (000)	Value

Cayman Islands (continued)
Elmwood CLO II Ltd. (continued)
Series 2019-2A, Class E, (3 mo. LIBOR US + 6.80%), 7.02%, 04/20/31	USD	4,225	$4,225,011
Goldentree Loan Management US CLO Ltd., Series 2020-7A, Class E, (3 mo. LIBOR US + 5.50%), 5.72%, 04/20/31		1,375	1,302,657
Kayne CLO 9 Ltd., Series 2020-9A, Class E, (3 mo. LIBOR US + 7.59%), 7.83%, 01/15/34		5,000	4,999,336
Northwoods Capital Ltd., Series 2019-20A, Class D, (3 mo. LIBOR US + 4.25%), 4.46%, 01/25/30		750	750,173
Ocean Trails CLO IX, Series 2020-9A, Class E, (3 mo. LIBOR US + 6.80%), 7.08%, 10/15/29		250	247,406
OCP CLO Ltd. Series 2020-20A, Class D1, (3 mo. LIBOR US + 3.95%), 4.16%, 10/09/33		3,500	3,531,131
Series 2020-20A, Class E, (3 mo. LIBOR US + 7.66%), 7.87%, 10/09/33		2,250	2,249,919
Octagon Investment Partners Ltd., Series 2020-1A, Class E, (3 mo. LIBOR US + 6.42%), 6.64%, 04/20/31		750	750,006
OHA Credit Partners VII Ltd., Series 2012-7A, Class DR, (3 mo. LIBOR US + 4.20%), 4.42%, 11/20/27		2,000	1,988,992
Palmer Square Loan Funding Ltd. Series 2018-4A, Class D, 4.47%, 11/15/26		1,000	961,001
Series 2019-3A, Class C, (3 mo. LIBOR US + 3.40%), 3.62%, 08/20/27		1,900	1,866,592
Series 2020-3A, Class D, (3 mo. LIBOR US + 4.23%), 4.45%, 07/20/28		250	231,372
Pikes Peak CLO, Series 2019-4A, Class D, (3 mo. LIBOR US + 4.10%), 4.34%, 07/15/32		1,000	1,001,397
Regatta XVII Funding Ltd., Series 2020-1A, Class D, (3 mo. LIBOR US + 4.15%), 4.30%, 10/15/33		750	749,976
Sixth Street CLO XVI Ltd., Series 2020-16A, Class E, (3 mo. LIBOR US + 7.32%), 7.51%, 10/20/32		1,330	1,331,962
Stratus CLO Ltd., Series 2020-2A, Class E, (3 mo. LIBOR US + 7.10%), 7.37%, 10/15/28		500	500,185
TCW CLO Ltd. Series 2019-2A, Class D1, (3 mo. LIBOR US + 3.95%), 4.17%, 10/20/32		1,400	1,405,226
Series 2019-2A, Class D2A, (3 mo. LIBOR US + 4.89%), 5.11%, 10/20/32		750	742,949
TICP CLO XIII Ltd. Series 2019-13A, Class D, (3 mo. LIBOR US + 3.45%), 3.69%, 07/15/32		750	750,526
Series 2019-13A, Class E, (3 mo. LIBOR US + 6.75%), 6.99%, 07/15/32		1,500	1,500,014
Trimaran Cavu Ltd., Series 2019-1A, Class D, (3 mo. LIBOR US + 4.15%), 4.37%, 07/20/32		1,000	988,456
Venture 40 CLO Ltd., Series 2020-40A, Class D1, (3 mo. LIBOR US + 4.59%), 4.79%, 11/24/31		1,350	1,363,540
Voya CLO Ltd., Series 2020-2A, Class E, (3 mo. LIBOR US + 7.85%), 8.03%, 07/19/31		375	375,610
Whitebox Clo I Ltd., Series 2019-1A, Class D, (3 mo. LIBOR US + 7.45%), 7.66%, 07/24/32		500	491,324

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2020	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
York CLO Ltd., Series 2020-1A, Class D1, (3 mo. LIBOR US + 4.50%), 4.67%, 04/20/32	USD	4,540	$4,539,973
York CLO-8 Ltd., Series 2020-1A, Class E, (3 mo. LIBOR US + 7.88%), 8.05%, 04/20/32		500	499,960

			85,089,384

China — 0.3%
RRE 5 Loan Management DAC, Series 5A, Class D, (3 mo. EURIBOR + 6.30%), 6.30%, 10/15/33(a)(b)	EUR	6,000	7,233,573

Europe(b) — 0.2%
Ares European CLO VIII BV, Series 8X, Class DR, (3 mo. EURIBOR + 3.80%), 3.80%, 04/17/32		1,905	2,308,996
Ares European CLO XII BV, Series 12X, Class E, (3 mo. EURIBOR + 6.10%), 6.10%, 04/20/32		675	813,052
CIFC European Funding CLO III DAC, Series 3A, Class D, (3 mo. EURIBOR + 3.60%), 3.07%, 01/15/34(a)(c)		700	855,155

			3,977,203

Ireland(b) — 0.5%
Avoca CLO, 3.90%, 07/15/32		1,150	1,392,328
CVC Cordatus Loan Fund XV DAC, (3 mo. EURIBOR + 3.80%), 1.00%, 12/23/33(c)		2,300	2,809,795
Invesco Euro CLO II DAC, (3 mo. EURIBOR + 3.80%), 5.00%, 01/15/34(a)(c)		3,150	3,848,198
Marino Park CLO DAC, (3 mo. EURIBOR + 3.55%), 3.55%, 01/16/34(a)		1,500	1,832,475
Zinnia Finance DAC, (3 mo. EURIBOR + 5.75%), 5.75%, 10/15/31(a)		1,500	1,885,159

			11,767,955

Netherlands(a)(b) — 0.2%
ALME Loan Funding BV, 5.41%, 07/15/31		2,250	2,710,045
Ares European CLO XII BV, (3 mo. EURIBOR + 3.90%), 3.90%, 04/20/32		875	1,072,887

			3,782,932

United States — 2.6%
510 Loan Acquisition Trust, Series 2020-1, Class A, 5.11%, 09/25/60(a)(d)(e)	USD	5,945	5,944,767
Ajax Mortgage Loan Trust(a) Series 2020-D, Class A, 2.25%, 06/25/60(e)		5,534	5,501,057
Series 2020-D, Class B, 5.00%, 06/25/60(e)		525	521,463
Series 2020-D, Class C, 0.00%, 06/25/60		1,348	1,100,409
AMSR Trust, Series 2020-SFR5, Class G, 4.11%, 11/17/37(a)		2,899	2,890,687
BlueMountain Fuji EUR CLO II DAC, Series 2017-2X, Class D, (3 mo. EURIBOR + 3.30%), 3.30%, 07/15/30(b)	EUR	1,000	1,212,254
CarVal CLO II Ltd., Series 2019-1A, Class D, (3 mo. LIBOR US + 4.15%), 4.37%, 04/20/32(a)(b)	USD	1,425	1,432,074
Cayuga Park CLO Ltd., Series 2020-1A, Class E, (3 mo. LIBOR US + 7.33%), 7.56%, 07/17/31(a)(b)		500	502,748
Citigroup Mortgage Loan Trust, Series 2007-AHL2, Class A3B, (1 mo. LIBOR US + 0.20%), 0.35%, 05/25/37(b)		5,761	4,561,775
CVC Cordatus Loan Fund XVIII DAC, Series 18A, Class E, (3 mo. EURIBOR + 5.83%), 5.83%, 04/29/34(a)(b)	EUR	1,575	1,898,632
Dunedin Park CLO DAC, Series 1A, Class D, (3 mo. EURIBOR + 6.24%), 6.24%, 10/22/32(a)(b)		1,275	1,527,977
Lending Funding Trust(a) Series 2020-2A, Class C, 4.30%, 04/21/31	USD	980	995,374

Security		Par (000)	Value

United States (continued)
Lending Funding Trust(a) (continued)
Series 2020-2A, Class D, 6.77%, 04/21/31	USD	2,830	$2,885,644
Litigation Fee Residual Funding Trust, 4.00%, 10/30/27		4,488	4,415,779
Ocean Beach Spc, Series 2020-1I, Class A, 4.00%, 09/26/22		4,741	4,747,428
OCP CLO Ltd., Series 2016-12A, Class CR, (3 mo. LIBOR US + 3.00%), 3.22%, 10/18/28(a)(b)		1,250	1,223,216
Progress Residential Trust(a) Class G, 5.46%, 08/17/35		2,750	2,761,614
Series 2018-SFR3, Class G, 5.62%, 10/17/35		3,650	3,705,742
Regional Management Issuance Trust, Series 2020-1, Class D, 6.77%, 10/15/30(a)		2,050	2,110,369
Republic Finance Issuance Trust, Series 2020-A, Class D, 7.00%, 11/20/30(a)		5,110	5,288,788
Tricon American Homes Trust, Series 2017-SFR1, Class F, 5.15%, 09/17/34(a)		2,740	2,796,425
Whitebox Clo II Ltd., Series 2020-2A, Class D, (3 mo. LIBOR US + 4.15%), 4.39%, 10/24/31(a)(b)		2,750	2,756,590

			60,780,812

Total Asset-Backed Securities — 7.4% (Cost: $172,631,797)			173,624,376

		Shares

Common Stocks

Canada — 0.6%
Enbridge, Inc.		410,492	13,128,391

Cayman Islands — 0.1%
Highland Transcend Partners Unit(f)		114,071	1,197,746

China — 0.7%
Alibaba Group Holding Ltd., ADR(f)		27,879	6,488,280
Li Auto, Inc., ADR(f)		45,354	1,307,556
Tencent Holdings Ltd.		118,500	8,526,521

			16,322,357

Finland — 0.2%
Neste OYJ		72,084	5,233,569

France — 2.1%
Arkema SA		71,845	8,220,641
Danone SA		219,779	14,462,808
LVMH Moet Hennessy Louis Vuitton SE		10,711	6,705,096
Safran SA(f)		57,727	8,181,865
Sanofi		113,944	11,043,796
Societe Generale SA(f)		10,756	223,602

			48,837,808

Germany — 1.3%
adidas AG(f)		21,909	7,970,598
Allianz SE, Registered Shares		19,086	4,688,912
Deutsche Telekom AG, Registered Shares		506,360	9,242,379
Siemens AG, Registered Shares		53,539	7,712,100

			29,613,989

Hong Kong — 0.7%
AIA Group Ltd.		788,200	9,605,099
JD Health International, Inc., (Acquired 12/01/20, Cost: $3,113,074)(g)		338,500	6,260,271

			15,865,370

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Shares	Value

India — 0.2%
Think & Learn Private Ltd., (Acquired 12/11/20, Cost: $5,113,105)(d)(g)	2,279	$5,115,340

Ireland — 0.1%
Flutter Entertainment PLC(f)	10,247	2,119,698

Italy —1.0%
Enel SpA	1,549,153	15,762,210
Intesa Sanpaolo SpA(f)	1,487,027	3,514,911
UniCredit SpA(f)	576,309	5,399,667

		24,676,788

Japan — 1.0%
Ajinomoto Co., Inc.	196,000	4,441,306
Astellas Pharma, Inc.	108,900	1,686,181
Daifuku Co. Ltd.	3,500	433,109
Disco Corp.	1,500	505,549
FANUC Corp.	3,000	740,547
Hoya Corp.	28,200	3,905,554
Keyence Corp.	1,300	731,272
Kose Corp.	4,700	803,136
Oriental Land Co. Ltd.	4,600	760,064
Recruit Holdings Co. Ltd.	14,500	609,043
Ryohin Keikaku Co. Ltd.	17,700	362,222
Shin-Etsu Chemical Co. Ltd.	46,400	8,143,929
Sony Corp.	8,100	816,221

		23,938,133

Netherlands — 2.1%
Adyen NV(a)(f)	3,966	9,215,163
Akzo Nobel NV	90,363	9,699,077
ASML Holding NV	22,650	10,966,608
ING Groep NV(f)	1,291,945	12,012,297
NXP Semiconductors NV	49,427	7,859,387

		49,752,532

Norway — 0.0%
LINK Mobility Group Holding ASA(f)	54,392	294,726

Spain — 0.3%
Cellnex Telecom SA(a)	121,421	7,291,688

Sweden — 0.5%
Volvo AB, B Shares(f)	541,762	12,825,178

Switzerland — 0.4%
Roche Holding AG	29,166	10,158,473

Taiwan — 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	109,452	11,934,646

United Kingdom — 1.0%
AstraZeneca PLC	51,048	5,090,163
Barclays PLC(f)	119,686	240,101
Capri Holdings Ltd.(f)	20,316	853,272
Unilever PLC	167,737	10,059,803
Vodafone Group PLC	4,659,621	7,653,369

		23,896,708

United States — 26.6%
Abbott Laboratories	78,945	8,643,688
AbbVie, Inc.	131,176	14,055,508
Air Products & Chemicals, Inc.	47,452	12,964,835
Alphabet, Inc., Class C(f)	11,474	20,101,071
Amazon.com, Inc.(f)	5,300	17,261,729
American Tower Corp.	48,030	10,780,814

Security	Shares	Value

United States (continued)
Annaly Capital Management, Inc.	141,832	$1,198,480
Apple, Inc.	110,151	14,615,936
Applied Materials, Inc.	111,773	9,646,010
Aptiv PLC(f)	83,957	10,938,758
Autodesk, Inc.(f)	35,275	10,770,869
Bank of America Corp.	290,792	8,813,906
Becton Dickinson and Co.	73,301	18,341,376
Boston Scientific Corp.(f)	405,531	14,578,840
Bristol-Myers Squibb Co.	145,048	8,997,327
Capital One Financial Corp.	107,385	10,615,007
Charter Communications, Inc., Class A(f)	18,172	12,021,687
Citigroup, Inc.	46,000	2,836,360
Cognizant Technology Solutions Corp., Class A	57,392	4,703,274
Comcast Corp., Class A	247,396	12,963,550
Costco Wholesale Corp.	28,100	10,587,518
D.R. Horton, Inc.	45,176	3,113,530
Devon Energy Corp.	38,961	615,973
DoubleVerify Holdings, Inc., Series A, (Acquired 11/18/20, Cost: $1,227,717)(d)(g)	213,996	1,228,337
Fortive Corp.	146,372	10,366,065
Freeport-McMoRan, Inc.	32,704	850,958
Goldman Sachs Group, Inc.	9,936	2,620,223
HCA Healthcare, Inc.	70,906	11,661,201
Hilton Worldwide Holdings, Inc.	4,691	521,921
International Flavors & Fragrances, Inc.	65,333	7,110,844
Johnson & Johnson	85,659	13,481,013
JPMorgan Chase & Co.	98,866	12,562,903
Kins Technology Group, Inc.(d)	97,759	425
KINS Technology Group, Inc.(f)	312,827	3,218,990
L3Harris Technologies, Inc.	90,685	17,141,279
Las Vegas Sands Corp.(f)	4,289	255,624
Liberty Media Corp.—Liberty SiriusXM, Class C(f)	186,806	8,127,929
Lowe’s Cos., Inc.	45,013	7,225,037
Lyft, Inc., Class A(f)	63,204	3,105,213
Marsh & McLennan Cos., Inc.	83,110	9,723,870
Mastercard, Inc., Class A	38,999	13,920,303
McDonald’s Corp.	29,321	6,291,700
Merck & Co., Inc.	121,368	9,927,902
Micron Technology, Inc.(f)	107,762	8,101,547
Microsoft Corp.	119,712	26,626,343
Morgan Stanley	270,367	18,528,251
NextEra Energy,Inc.	125,896	9,712,876
PayPal Holdings, Inc.(f)	46,288	10,840,650
PPG Industries, Inc.	77,094	11,118,497
PTC, Inc.(f)	82,706	9,892,465
PubMatic, Inc., Class A(f)	24,120	674,395
Raytheon Technologies Corp.	181,166	12,955,181
Reinvent Technology Partners Z(f)	58,445	665,104
salesforce.com, Inc.(f)	32,361	7,201,293
Starbucks Corp.	92,132	9,856,281
Thermo Fisher Scientific, Inc.	23,469	10,931,391
TJX Cos., Inc.	97,087	6,630,071
T-Mobile US,Inc.(f)	18,183	2,451,978
Truist Financial Corp.	44,000	2,108,920
Union Pacific Corp.	80,311	16,722,356
United Parcel Service, Inc., Class B	48,602	8,184,577
United States Steel Corp.	44,795	751,212
UnitedHealth Group, Inc.	52,975	18,577,273
Vertex Pharmaceuticals, Inc.(f)	12,195	2,882,166
Vertiv Holdings Co.(f)	385,886	7,204,492

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2020	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Shares		Value

United States (continued)
VMware, Inc., Class A(f)		124,769	$ 17,500,100
Vulcan Materials Co.		48,393	7,177,166
Walmart, Inc.		80,423	11,592,975
Walt Disney Co.(f)		38,537	6,982,134
Wynn Resorts Ltd.(f)		2,787	314,457

			624,691,934

Total Common Stocks — 39.4% (Cost: $827,994,347)			926,895,074

	Par (000)

Corporate Bonds

Argentina — 0.1%
YPF SA, 8.50%, 03/23/25	USD	4,321	3,535,118

Australia(a) — 0.0%
FMG Resources August 2006 Pty Ltd.
5.13%, 05/15/24		335	363,475
4.50%, 09/15/27		272	302,189

			665,664
Austria — 0.0%
BRF GmbH, 4.35%, 09/29/26		600	632,250

Bermuda — 0.2%
Hopson Development Holdings Ltd., 7.50%, 06/27/22		1,200	1,223,625
Star Energy Geothermal Darajat II/Star Energy
Geothermal Salak, 4.85%, 10/14/38(a)		2,170	2,420,917

			3,644,542

Brazil — 0.9%
Braskem Netherlands Finance BV, (5 year CMT + 8.22%), 8.50%, 01/23/81(a)(b)		1,034	1,153,233
BRF SA, 4.88%, 01/24/30		820	889,956
Centrais Eletricas Brasileiras SA, 4.63%, 02/04/30(a)		1,908	2,039,175
Embraer Netherlands Finance BV, 5.40%, 02/01/27		1,807	1,916,549
Gol Finance SA, 7.00%, 01/31/25(a)		2,123	1,903,402
Itau Unibanco Holding SA, 5.13%, 05/13/23(a)		1,680	1,792,875
JBS USA LUX SA/JBS USA Food Co./JBS USA
Finance, Inc., 5.50%, 01/15/30(a)		560	643,306
Minerva Luxembourg SA, 6.50%, 09/20/26(a)		1,875	1,965,820
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(h)		1,281	1,363,865
Petrobras Global Finance BV
5.30%, 01/27/25		647	730,706
6.00%, 01/27/28		637	745,290
5.09%, 01/15/30		677	754,855
5.60%, 01/03/31		1,757	2,011,765
Suzano Austria GmbH, 3.75%, 01/15/31		929	984,740
Usiminas International Sarl, 5.88%, 07/18/26(a)		1,777	1,927,490

			20,823,027

Canada(a) — 0.2%
1011778 BC ULC/New Red Finance, Inc.
5.75%, 04/15/25		228	243,960
3.88%, 01/15/28		337	342,314
4.38%, 01/15/28		337	347,110
Bausch Health Cos., Inc., 7.00%, 01/15/28		1,585	1,742,232
Clarios Global LP, 6.75%, 05/15/25		119	128,223

Security	Par (000)		Value

Canada (continued)
GFL Environmental, Inc. 4.25%, 06/01/25	USD	206	$213,725
5.13%, 12/15/26		206	219,132
Mattamy Group Corp. 5.25%, 12/15/27		119	125,843
4.63%, 03/01/30		480	508,800
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25		92	94,691

			3,966,030

Cayman Islands — 1.2%
Agile Group Holdings Ltd. 5.75%, 01/02/25		800	818,000
(5 year CMT + 11.08%), 7.75%(b)(i)		800	826,000
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(j)		2,642	2,006,454
Emaar Sukuk Ltd., 3.64%, 09/15/26		200	202,250
Fantasia Holdings Group Co. Ltd. 6.95%, 12/17/21		320	321,274
9.25%, 07/28/23		4,000	4,028,750
Logan Group Co. Ltd., 5.75%, 01/14/25		1,500	1,583,437
Melco Resorts Finance Ltd. 4.88%, 06/06/25		1,842	1,894,382
5.38%, 12/04/29(a)		1,198	1,241,427
Powerlong Real Estate Holdings Ltd., 6.25%, 08/10/24		1,200	1,238,250
Redsun Properties Group Ltd., 9.70%, 04/16/23		1,200	1,266,000
Ronshine China Holdings Ltd., 7.35%, 12/15/23		1,500	1,523,906
Sable International Finance Ltd., 5.75%, 09/07/27		2,210	2,353,650
Shui On Development Holding Ltd., 5.50%, 03/03/25		1,500	1,496,250
Sunac China Holdings Ltd., 7.00%, 07/09/25		1,200	1,248,000
Times China Holdings Ltd., 6.75%, 07/08/25		1,200	1,273,500
Wynn Macau Ltd.(a) 4.88%, 10/01/24		811	822,658
5.13%, 12/15/29		551	559,954
Yuzhou Group Holdings Co. Ltd., 7.38%, 01/13/26		2,500	2,662,500
Zhenro Properties Group Ltd., 7.88%, 04/14/24		1,200	1,249,500

			28,616,142

Chile — 0.3%
Celulosa Arauco y Constitucion SA, 4.20%, 01/29/30		1,760	1,985,500
Kenbourne Invest SA, 6.88%, 11/26/24(a)		1,927	2,088,988
VTR Comunicaciones SpA, 5.13%, 01/15/28(a)		1,812	1,928,648

			6,003,136

China — 1.0%
21Vianet Group, Inc., 7.88%, 10/15/21		1,200	1,224,000
Central China Real Estate Ltd., 7.25%, 08/13/24		1,200	1,199,250
China Aoyuan Group Ltd., 6.35%, 02/08/24		1,200	1,252,500
China Evergrande Group, 9.50%, 04/11/22		300	285,188
China SCE Group Holdings Ltd., 7.25%, 04/19/23		1,200	1,257,750
CIFI Holdings Group Co. Ltd., 5.95%, 10/20/25		1,500	1,610,625
Fortune Star BVI Ltd., 6.85%, 07/02/24		1,500	1,591,875
Kaisa Group Holdings Ltd., 9.38%, 06/30/24		3,000	2,905,312
KWG Group Holdings Ltd., 7.88%, 09/01/23		1,500	1,571,250
New Metro Global Ltd., 6.50%, 05/20/22		5,000	5,143,750
RKPF Overseas Ltd., Series 2019-A, 6.00%, 09/04/25		1,500	1,546,410

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

China (continued)
Seazen Group Ltd., 6.00%, 08/12/24	USD	1,500	$1,560,000
Wanda Group Overseas Ltd., 7.50%, 07/24/22		1,500	1,458,750

			22,606,660

Colombia — 0.5%
Ecopetrol SA, 5.88%, 05/28/45		2,478	2,987,539
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(a)		1,820	1,947,969
Geopark Ltd., 6.50%, 09/21/24(a)		2,001	2,072,911
Grupo Aval Ltd., 4.38%, 02/04/30(a)		1,400	1,488,812
Millicom International Cellular SA, 5.13%, 01/15/28		2,352	2,496,060

			10,993,291

Dominican Republic — 0.0%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(a)		1,200	1,247,625

France(a) — 0.2%
Altice France SA 7.38%, 05/01/26		2,359	2,482,848
5.50%, 01/15/28		1,967	2,056,518

			4,539,366

Guatemala(a) — 0.2%
Central American Bottling Corp., 5.75%, 01/31/27		1,808	1,915,350
Energuate Trust, 5.88%, 05/03/27		1,904	2,009,910

			3,925,260

Hong Kong — 0.1%
Yango Justice International Ltd., 10.00%, 02/12/23		1,200	1,295,625

India — 1.0%
Adani Electricity Mumbai Ltd., 3.95%, 02/12/30(a)		1,000	1,058,125
Delhi International Airport Ltd. 6.13%, 10/31/26		2,000	2,054,375
6.45%, 06/04/29		600	622,500
GMR Hyderabad International Airport Ltd. 5.38%, 04/10/24		2,000	2,030,625
4.25%, 10/27/27		600	573,375
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26		2,000	2,078,125
Manappuram Finance Ltd., 5.90%, 01/13/23		1,200	1,240,125
Muthoot Finance Ltd. 6.13%, 10/31/22(a)		2,294	2,400,097
4.40%, 09/02/23		1,500	1,527,188
ReNew Power Pvt Ltd., 5.88%, 03/05/27		3,800	4,029,187
Shriram Transport Finance Co. Ltd., 5.10%, 07/16/23		5,000	5,087,500

			22,701,222

Indonesia — 0.3%
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26		4,000	4,282,500
Pertamina Persero PT, 3.65%, 07/30/29		1,748	1,949,020
Theta Capital Pte Ltd., 8.13%, 01/22/25		300	302,719

			6,534,239

Ireland — 0.0%
C&W Senior Financing Designated Activity Co., 6.88%, 09/15/27		205	221,168

Israel — 0.1%
Leviathan Bond Ltd., 5.75%, 06/30/23(a)		2,248	2,392,695

Luxembourg — 0.7%
Altice Financing SA(a) 7.50%, 05/15/26		1,251	1,320,180

Security	Par (000)		Value

Luxembourg (continued)
Altice Financing SA(a) (continued)
5.00%, 01/15/28	USD	2,120	$2,172,226
Garfunkelux Holdco 3 SA(a) 6.75%, 11/01/25	EUR	2,286	2,862,509
7.75%, 11/01/25	GBP	3,885	5,456,291
MHP Lux SA, 6.25%, 09/19/29	USD	1,915	1,953,899
Millicom International Cellular SA, 4.50%, 04/27/31(a)		1,416	1,526,183
Nielsen Co. Luxembourg Sarl, 5.00%, 02/01/25(a)		92	94,415
Simpar Europe SA, 7.75%, 07/26/24		1,821	1,920,017

			17,305,720

Macau — 0.4%
MGM China Holdings Ltd., 5.88%, 05/15/26		5,000	5,268,200
Wynn Macau Ltd., 5.50%, 01/15/26		4,000	4,160,000

			9,428,200

Mauritius — 0.2%
HTA Group Ltd., 7.00%, 12/18/25(a)		1,869	2,010,343
India Green Energy Holdings, 5.38%, 04/29/24(a)		1,280	1,345,600
Network i2i Ltd., (5 year CMT + 4.27%), 5.65%(b)(i)		2,450	2,613,078

			5,969,021

Mexico — 0.8%
Axtel SAB de CV, 6.38%, 11/14/24(a)		1,469	1,530,973
Cemex SAB de CV, 5.45%, 11/19/29		1,715	1,884,356
Controladora Mabe SA de CV, 5.60%, 10/23/28(a)		1,200	1,414,500
Cydsa SAB de CV, 6.25%, 10/04/27(a)		2,020	2,126,050
Grupo Bimbo SAB de CV, (5 year CMT + 3.28%), 5.95%(a)(b)(i)		1,200	1,287,750
Grupo KUO SAB de CV, 5.75%, 07/07/27(a)		1,200	1,262,625
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(a)		1,925	2,000,797
Orbia Advance Corp. SAB de C.V., 6.75%, 09/19/42(a)		200	268,625
Orbia Advance Corp. SAB de CV, 5.50%, 01/15/48(a)		1,000	1,202,813
Petroleos Mexicanos 5.95%, 01/28/31		1,293	1,289,767
5.63%, 01/23/46		1,447	1,237,637
6.35%, 02/12/48		1,362	1,223,672
6.95%, 01/28/60		2,204	2,068,785

			18,798,350

MultiNational — 0.0%
Promigas SA ESP/Gases del Pacifico SAC, 3.75%, 10/16/29(a)		200	212,813

Netherlands(a) — 0.4%
Alcoa Nederland Holding BV 6.75%, 09/30/24		277	288,509
6.13%, 05/15/28		200	218,500
Embraer Netherlands Finance BV, 6.95%, 01/17/28		1,049	1,185,370
Equate Petrochemical BV, 4.25%, 11/03/26		2,167	2,411,465
Stars Group Holdings BV/Stars Group US Co-Borrower LLC, 7.00%, 07/15/26		238	250,495
VEON Holdings BV, 4.00%, 04/09/25		1,885	1,993,387
Vivo Energy Investments BV, 5.13%, 09/24/27		415	439,252
Ziggo Bond Co. BV, 6.00%, 01/15/27		589	622,438

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2020	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Netherlands (continued)
Ziggo BV 5.50%, 01/15/27	USD	896	$935,200
4.88%, 01/15/30		1,278	1,343,497

			9,688,113

Panama — 0.3%
AES Panama Generation Holdings SRL, 4.38%, 05/31/30(a)		1,819	1,963,951
Banistmo SA, 3.65%, 09/19/22		1,000	1,025,000
Cable Onda SA, 4.50%, 01/30/30		1,469	1,620,491
ENA Master Trust, 4.00%, 05/19/48(a)		1,504	1,618,210

			6,227,652

Peru — 0.2%
Inkia Energy Ltd., 5.88%, 11/09/27		1,873	2,014,646
Nexa Resources SA, 5.38%, 05/04/27(a)		1,753	1,951,308

			3,965,954

Saudi Arabia — 0.2%
Saudi Arabian Oil Co. 3.50%, 04/16/29		200	221,688
2.25%, 11/24/30(a)		3,380	3,426,475

			3,648,163

Singapore — 0.1%
LMIRT Capital Pte Ltd., 7.25%, 06/19/24		500	499,687
Puma International Financing SA 5.13%, 10/06/24(a)		1,200	1,191,000
5.00%, 01/24/26		1,735	1,659,094

			3,349,781

South Africa — 0.1%
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(a)		1,200	1,318,125
Sasol Financing USA LLC, 6.50%, 09/27/28		2,005	2,170,413

			3,488,538

United Arab Emirates — 0.2%
DP World Salaam, (5 year CMT + 5.75%), 6.00%(b)(i)		1,772	1,922,066
MAF Sukuk Ltd., 4.64%, 05/14/29		2,085	2,343,019

			4,265,085

United Kingdom — 0.2%
International Game Technology PLC, 6.25%, 01/15/27(a)		820	939,023
Vedanta Resources Finance II PLC, 8.00%, 04/23/23		300	250,875
Virgin Media Finance PLC, 5.00%, 07/15/30(a)		1,620	1,680,750
Virgin Media Secured Finance PLC(a) 5.50%, 08/15/26		400	415,500
4.50%, 08/15/30		1,023	1,069,035
Vmed O2 UK Financing I PLC, 4.25%, 01/31/31(a)		1,120	1,142,400

			5,497,583

United States — 10.6%
Acadia Healthcare Co., Inc., 5.00%, 04/15/29(a)		243	259,403
ADT Security Corp., 4.88%, 07/15/32(a)		696	754,290
AECOM, 5.13%, 03/15/27		237	263,741
Affinity Gaming, 6.88%, 12/15/27(a)		1,000	1,047,790
Albertsons Cos., Inc./Safeway, Inc./New Albertsons
LP/Albertsons LLC(a) 3.50%, 03/15/29		4,575	4,629,305
4.88%, 02/15/30		3,801	4,188,246

Security	Par (000)	Value

United States (continued)
Allegiant Travel Co., 8.50%, 02/05/24(a)	USD 5,000	$5,350,000
American Builders & Contractors Supply Co., Inc.(a) 5.88%, 05/15/26	143	148,184
4.00%, 01/15/28	167	172,845
AMN Healthcare, Inc., 4.00%, 04/15/29(a)	224	229,040
Aramark Services, Inc. 4.75%, 06/01/26	1,099	1,131,366
5.00%, 02/01/28(a)	2,146	2,261,347
Arconic Corp.(a) 6.00%, 05/15/25	167	178,273
6.13%, 02/15/28	142	153,094
Ardagh Packaging Finance PLC/Ardagh Holdings
USA, Inc., 5.25%, 04/30/25(a)	444	468,420
Azul Investments LLP, 5.88%, 10/26/24	1,436	1,339,519
B&G Foods Inc. 5.25%, 04/01/25	165	170,363
5.25%, 09/15/27	210	223,272
Ball Corp., 2.88%, 08/15/30	583	581,542
Bausch Health Americas, Inc., 9.25%, 04/01/26(a)	672	749,280
Bausch Health Cos., Inc.(a) 9.00%, 12/15/25	679	749,582
5.75%, 08/15/27	227	243,458
Berry Global, Inc., 4.88%, 07/15/26(a)	571	613,362
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/25(a)	398	423,870
Buckeye Partners LP, 4.15%, 07/01/23	119	122,273
Builders FirstSource, Inc., 6.75%, 06/01/27(a)	195	211,518
Caesars Entertainment, Inc., 6.25%, 07/01/25(a)	5,612	5,976,780
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(a)	1,562	1,655,060
Calpine Corp.(a) 4.50%, 02/15/28	4,464	4,642,560
5.13%, 03/15/28	1,009	1,061,438
CCO Holdings LLC/CCO Holdings Capital Corp.(a) 5.75%, 02/15/26	881	909,060
4.75%, 03/01/30	1,384	1,493,336
CDK Global, Inc. 5.88%, 06/15/26	146	153,167
5.25%, 05/15/29(a)	189	209,397
Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp./Millennium Op, 5.50%, 05/01/25(a)	719	749,557
Centene Corp. 4.75%, 01/15/25	775	795,328
4.63%, 12/15/29	1,595	1,770,785
CenturyLink, Inc.(a) 5.13%, 12/15/26	1,462	1,543,814
4.00%, 02/15/27	426	439,845
Charles River Laboratories International, Inc.(a) 5.50%, 04/01/26	92	96,361
4.25%, 05/01/28	119	124,653
Cheniere Energy Partners LP 5.63%, 10/01/26	3,740	3,889,600
4.50%, 10/01/29	674	712,944
5.25%, 10/01/25	527	540,834
Cheniere Energy, Inc., 4.63%, 10/15/28(a)	1,460	1,533,000
Churchill Downs, Inc., 4.75%, 01/15/28(a)	119	125,248
Cinemark Holdings Inc., 4.50%, 08/15/25(a)	4,035	5,889,022
Citgo Holding, Inc., 9.25%, 08/01/24(a)	1,275	1,173,000

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Clarios Global LP/Clarios US Finance Co., 6.25%, 05/15/26(a)	USD	238	$255,255
Clean Harbors, Inc., 4.88%, 07/15/27(a)		129	134,587
CNX Resources Corp., 7.25%, 03/14/27(a)		673	720,110
Colfax Corp., 6.00%, 02/15/24(a)		110	113,990
Compass Minerals International, Inc., 6.75%, 12/01/27(a)		119	128,818
Continental Resources, Inc., 4.38%, 01/15/28		946	969,839
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(a)		1,136	1,160,117
CSC Holdings LLC(a) 5.50%, 05/15/26		2,136	2,221,440
5.75%, 01/15/30		2,370	2,598,112
4.63%, 12/01/30		800	835,000
Darling Ingredients, Inc., 5.25%, 04/15/27(a)		92	97,824
Dave & Buster’s, Inc., 7.63%, 11/01/25(a)		308	324,170
DaVita, Inc., 4.63%, 06/01/30(a)		751	796,999
DCP Midstream Operating LP 5.38%, 07/15/25		265	291,187
5.13%, 05/15/29		349	387,083
DISH DBS Corp., 7.75%, 07/01/26		2,805	3,141,628
Easy Tactic Ltd., 8.13%, 02/27/23		300	273,000
Elanco Animal Health, Inc., 5.90%, 08/28/28		337	397,660
Encompass Health Corp., 4.50%, 02/01/28		384	401,280
Endeavor Energy Resources LP/EER Finance, Inc.(a) 6.63%, 07/15/25		932	997,240
5.75%, 01/30/28		1,544	1,665,513
Energizer Holdings, Inc.(a) 7.75%, 01/15/27		204	226,746
4.38%, 03/31/29		435	450,451
EQT Corp., 3.00%, 10/01/22		64	64,480
ESH Hospitality, Inc., 4.63%, 10/01/27(a)		716	733,900
Five Point Operating Co. LP/Five Point Capital
Corp., 7.88%, 11/15/25(a)		3,917	4,146,340
Ford Motor Co. 8.50%, 04/21/23		967	1,088,368
9.00%, 04/22/25		1,755	2,151,648
9.63%, 04/22/30		502	708,447
Ford Motor Credit Co. LLC 3.09%, 01/09/23		1,935	1,968,756
4.13%, 08/17/27		2,930	3,069,175
5.11%, 05/03/29		3,476	3,871,221
Freeport-McMoRan, Inc. 5.00%, 09/01/27		391	414,460
4.63%, 08/01/30		555	609,112
Fresh Market, Inc., 9.75%, 05/01/23(a)		3,000	3,090,000
Frontier Communications Corp., 5.88%, 10/15/27(a)		828	895,275
Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 01/15/27		455	450,541
Gray Television, Inc., 7.00%, 05/15/27(a)		454	497,130
Greenland Global Investment Ltd., 5.60%, 11/13/22		1,500	1,417,031
Hanesbrands, Inc., 4.63%, 05/15/24(a)		297	311,108
Harsco Corp., 5.75%, 07/31/27(a)		410	433,575
HCA, Inc., 3.50%, 09/01/30		1,212	1,287,842
Herc Holdings, Inc., 5.50%, 07/15/27(a)		285	302,100
Hilton Domestic Operating Co., Inc. 5.13%, 05/01/26		3,825	3,949,312
4.88%, 01/15/30		453	494,902
Hologic, Inc., 3.25%, 02/15/29(a)		226	229,955

Security	Par (000)		Value

United States (continued)
Howard Hughes Corp.(a) 5.38%, 03/15/25	USD	238	$245,438
5.38%, 08/01/28		555	596,902
Howmet Aerospace, Inc., 6.88%, 05/01/25		3,807	4,454,190
iHeartCommunications, Inc. 6.38%, 05/01/26		1,204	1,288,280
4.75%, 01/15/28(a)		740	759,425
IQVIA, Inc.(a) 5.00%, 10/15/26		200	209,000
5.00%, 05/15/27		202	214,731
IRB Holding Corp., 7.00%, 06/15/25(a)		620	677,350
Iron Mountain, Inc.(a) 4.88%, 09/15/27		553	577,885
5.25%, 03/15/28		457	482,268
5.25%, 07/15/30		2,233	2,411,640
Jagged Peak Energy LLC, 5.88%, 05/01/26		224	231,840
Jaguar Holding Co. II/PPD Development LP(a) 4.63%, 06/15/25		119	125,499
5.00%, 06/15/28		167	178,273
JBS Investments II GmbH, 5.75%, 01/15/28(a)		264	282,483
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(a)		1,916	2,144,124
Kaiser Aluminum Corp., 4.63%, 03/01/28(a)		476	493,850
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27(a)		338	356,931
Kraft Heinz Foods Co. 3.88%, 05/15/27(a)		560	603,323
3.75%, 04/01/30(a)		414	442,471
5.00%, 07/15/35		414	501,868
Lamar Media Corp. 5.75%, 02/01/26		178	183,563
4.00%, 02/15/30		194	201,275
Lamb Weston Holdings, Inc.(a) 4.63%, 11/01/24		153	159,503
4.88%, 11/01/26		198	206,969
4.88%, 05/15/28		119	132,834
Level 3 Financing, Inc. 5.25%, 03/15/26		353	364,755
3.63%, 01/15/29(a)		380	379,050
Marriott Ownership Resorts, Inc., 6.13%, 09/15/25(a)		119	126,735
Masonite International Corp., 5.38%, 02/01/28(a)		119	127,776
MasTec, Inc., 4.50%, 08/15/28(a)		142	149,100
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
4.63%, 06/15/25(a)		4,235	4,535,685
5.75%, 02/01/27		263	295,052
MGM Resorts International 6.75%, 05/01/25		335	362,604
5.50%, 04/15/27		1,982	2,208,939
Molina Healthcare, Inc.(a) 4.38%, 06/15/28		190	199,975
3.88%, 11/15/30		370	396,825
MPT Operating Partnership LP/MPT Finance Corp., 4.63%, 08/01/29		506	540,787
MSCI, Inc.(a) 4.75%, 08/01/26		185	192,861
3.88%, 02/15/31		479	506,542
Nationstar Mortgage Holdings, Inc., 5.13%, 12/15/30(a)		453	473,485
New Home Co., Inc., 7.25%, 10/15/25(a)		661	678,840

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2020	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Nexstar Broadcasting, Inc., 5.63%, 07/15/27(a)	USD	654	$700,597
NextEra Energy Operating Partners LP(a)
4.25%, 09/15/24		22	23,540
4.50%, 09/15/27		246	275,340
NRG Energy,Inc.
7.25%, 05/15/26		457	482,135
5.25%, 06/15/29(a)		330	363,000
Outfront Media Capital LLC/Outfront Media Capital Corp.(a)
5.00%, 08/15/27		472	480,260
4.63%, 03/15/30		465	475,295
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co. Issuer, 7.50%, 06/01/25(a)		481	519,480
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.Issuer, 5.88%, 10/01/28(a)		453	482,445
Parsley Energy LLC/Parsley Finance Corp.(a) 5.38%, 01/15/25		291	299,264
4.13%, 02/15/28		1,275	1,338,750
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(a)		4,609	4,931,630
PennyMac Financial Services, Inc., 5.38%, 10/15/25(a)		478	505,485
PetSmart, Inc., 5.88%, 06/01/25(a)		1,315	1,351,162
Pilgrim’s Pride Corp., 5.88%, 09/30/27(a)		202	219,091
Post Holdings, Inc.(a) 5.00%, 08/15/26		1,611	1,663,357
4.63%, 04/15/30		1,765	1,856,709
Prestige Brands Inc., 6.38%, 03/01/24(a)		110	112,475
Prime Security Services Borrower LLC/Prime Finance, Inc.(a) 3.38%, 08/31/27		349	346,383
6.25%, 01/15/28		2,061	2,212,669
Quicken Loans LLC/Quicken Loans Co.Issuer, Inc., 3.88%, 03/01/31(a)		4,603	4,775,612
Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 09/15/26(a)		214	220,688
Rockies Express Pipeline LLC, 4.95%, 07/15/29(a)		380	395,246
Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/25		621	638,077
Scenery Journey Ltd., 13.00%, 11/06/22		300	290,156
Scientific Games International, Inc., 5.00%, 10/15/25(a)		1,190	1,227,949
Select Medical Corp., 6.25%, 08/15/26(a)		291	313,384
Service Properties Trust 4.50%, 06/15/23		2,122	2,132,610
4.35%, 10/01/24		759	749,512
7.50%, 09/15/25		756	871,153
5.50%, 12/15/27		360	393,609
Simmons Foods, Inc., 5.75%, 11/01/24(a)		526	537,177
Sirius XM Radio, Inc.(a) 4.63%, 07/15/24		697	722,266
5.38%, 07/15/26		464	483,720
5.50%, 07/01/29		3,689	4,059,053
4.13%, 07/01/30		697	741,869
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(a)		173	186,840
Specialty Building Products Holdings LLC/SBP
Finance Corp., 6.38%, 09/30/26(a)		570	604,052

Security		Par (000)	Value

United States (continued)
Sprint Corp., 7.63%, 03/01/26	USD	519	$644,180
Standard Industries, Inc.(a) 5.00%, 02/15/27		414	432,630
4.38%, 07/15/30		536	573,375
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(a)		269	282,450
Sunoco LP/Sunoco Finance Corp. 4.88%, 01/15/23		453	458,708
5.50%, 02/15/26		4,906	5,028,650
4.50%, 05/15/29(a)		474	492,960
Talen Energy Supply LLC, 7.25%, 05/15/27(a)		3,902	4,155,630
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.88%, 04/15/26		6,070	6,435,535
5.50%, 03/01/30		1,709	1,855,461
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(a)		3,667	4,155,884
TEGNA, Inc.(a) 4.75%, 03/15/26		131	139,882
4.63%, 03/15/28		956	977,510
Teleflex, Inc., 4.25%, 06/01/28(a)		240	254,400
Tempur Sealy International, Inc., 5.50%, 06/15/26		110	114,477
Tenet Healthcare Corp.(a) 7.50%, 04/01/25		316	345,230
4.63%, 06/15/28		431	451,472
Terex Corp., 5.63%, 02/01/25(a)		142	146,278
T-Mobile USA, Inc., 4.75%, 02/01/28		682	733,075
TransDigm, Inc. 6.25%, 03/15/26(a)		1,984	2,112,960
6.38%, 06/15/26		1,495	1,547,325
TreeHouse Foods, Inc., 4.00%, 09/01/28		192	198,600
U.S. Foods, Inc., 6.25%, 04/15/25(a)		238	254,363
Under Armour, Inc., 3.25%, 06/15/26		142	142,888
United Airlines Pass-Through Trust, Series 2016-1, Class A, 5.88%, 10/15/27		5,467	5,905,522
United Rentals North America, Inc. 5.88%, 09/15/26		455	481,708
3.88%, 02/15/31		2,393	2,510,377
United Shore Financial Services LLC, 5.50%, 11/15/25(a)		5,234	5,521,870
Vail Resorts, Inc., 6.25%, 05/15/25(a)		142	151,585
Valvoline, Inc., 4.25%, 02/15/30(a)		142	150,520
VeriSign, Inc., 4.75%, 07/15/27		131	140,540
ViaSat, Inc., 5.63%, 04/15/27(a)		228	239,400
VICI Properties LP/VICI Note Co., Inc.(a) 3.50%, 02/15/25		340	347,744
4.25%, 12/01/26		3,926	4,071,851
Vistra Operations Co. LLC(a) 5.50%, 09/01/26		373	388,741
5.63%, 02/15/27		484	514,802
5.00%, 07/31/27		3,809	4,037,540
William Carter Co.(a) 5.50%, 05/15/25		92	97,703
5.63%, 03/15/27		119	125,248
Williams Scotsman International, Inc., 4.63%, 08/15/28(a)		147	152,145
WMG Acquisition Corp., 3.88%, 07/15/30(a)		126	133,909
WPX Energy, Inc. 5.25%, 10/15/27		242	256,428
4.50%, 01/15/30		1,443	1,529,580

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Wyndham Destinations, Inc., 6.63%, 07/31/26(a)	USD	1,008	$1,154,160
Wyndham Hotels & Resorts, Inc.(a) 5.38%, 04/15/26		222	229,770
4.38%, 08/15/28		902	937,223
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(a)		1,617	1,666,723
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(a) 7.75%, 04/15/25		926	1,003,552
5.13%, 10/01/29		1,569	1,643,527
XHR LP, 6.38%, 08/15/25(a)		1,368	1,443,240
XPO Logistics, Inc., 6.75%, 08/15/24(a)		360	382,500
Yum! Brands, Inc.(a) 7.75%, 04/01/25		272	301,240
4.75%, 01/15/30		578	633,777
Zayo Group Holdings, Inc., 4.00%, 03/01/27(a)		356	356,890

			249,047,603

Total Corporate Bonds — 20.7% (Cost: $470,274,978)			485,235,636

Floating Rate Loan Interests(b)

Chile(d) — 0.4%
Latam Airlines Group SA Term Loan 2015-1A, (3 mo. LIBOR + 3.20%), 4.70%, 08/30/29		7,172	7,171,396
Term Loan 2015-1B, (3 mo. LIBOR + 3.20%), 4.70%, 08/30/25		1,223	1,223,125

			8,394,521

Germany — 0.5%
HSE24 Trading GmbH, EUR Term Loan, (EURIBOR + 6.50%), 5.97%, 12/31/25(d)	EUR	10,740	12,858,112

Luxembourg(k) — 0.2%
Pronovias SL
EUR Term Loan B1, 10/02/24		1,472	1,272,276
EUR Term Loan B3, 10/02/24		3,721	3,216,125

			4,488,401

United States(k) — 0.5%
Applecaramel Buyer LLC, Term Loan B, 10/19/27	USD	4,329	4,323,589
IRB Holding Corp., 2020 Fourth Amendment Incremental Term Loan, 11/12/27		2,482	2,482,769
Kronos Acquisition Holdings Inc., 2020 Term Loan B, 12/17/26		2,196	2,193,255
LBM Acquisition LLC
Delayed Draw Term Loan, 12/09/27		192	192,040
Term Loan B, 12/17/27		865	864,180
MI Windows and Doors LLC, 2020 Term Loan, 12/18/27		875	876,094

			10,931,927

Total Floating Rate Loan Interests — 1.6% (Cost: $36,398,708)			36,672,961

Security		Par (000)	Value

Foreign Agency Obligations

Bahrain — 0.2%
Bahrain Government International Bond 7.00%, 01/26/26	USD	1,658	$1,927,943
6.75%, 09/20/29		1,750	2,007,031
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25		1,688	1,957,025

			5,891,999

Colombia — 0.6%
Colombia Government International Bond 8.13%, 05/21/24		581	711,144
4.50%, 01/28/26		1,000	1,134,062
3.88%, 04/25/27		6,984	7,762,716
3.00%, 01/30/30		2,281	2,396,476
4.13%, 05/15/51		2,198	2,441,978

			14,446,376

Dominican Republic — 0.3%
Dominican Republic International Bond 5.95%, 01/25/27		1,381	1,611,023
4.50%, 01/30/30(a)		1,469	1,589,733
4.88%, 09/23/32(a)		1,786	1,968,507
6.40%, 06/05/49		1,620	1,901,981

			7,071,244

Egypt — 0.6%
Egypt Government International Bond 5.58%, 02/21/23(a)		1,000	1,056,250
5.75%, 05/29/24(a)		1,844	1,975,385
5.88%, 06/11/25		1,787	1,935,544
7.60%, 03/01/29		3,051	3,503,883
6.38%, 04/11/31(a)	EUR	1,987	2,605,682
8.50%, 01/31/47(a)	USD	2,118	2,401,283

			13,478,027

Indonesia — 0.3%
Indonesia Government International Bond 3.50%, 01/11/28		1,000	1,118,750
4.10%, 04/24/28		3,531	4,100,374
5.35%, 02/11/49		1,466	2,009,336

			7,228,460

Mexico — 0.4%
Mexico Government International Bond 4.15%, 03/28/27		200	231,500
3.75%, 01/11/28		1,000	1,126,563
4.50%, 04/22/29		2,974	3,487,015
2.66%, 05/24/31		3,959	4,071,831

			8,916,909

Mongolia — 0.1%
Mongolia Government International Bond, 8.75%, 03/09/24		1,200	1,393,125

Morocco(a) — 0.1%
Morocco Government International Bond 3.00%, 12/15/32		1,483	1,501,537
4.00%, 12/15/50		910	936,163

			2,437,700

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2020	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Panama — 0.3%
Panama Government International Bond 8.88%, 09/30/27	USD	1,046	$1,505,259
3.88%, 03/17/28		600	688,687
3.16%, 01/23/30		600	664,313
6.70%, 01/26/36		1,219	1,810,977
4.50%, 04/16/50		2,041	2,622,685

			7,291,921

Paraguay(a) — 0.2%
Paraguay Government International Bond 4.95%, 04/28/31		1,881	2,271,308
5.40%, 03/30/50		1,319	1,664,825

			3,936,133

Peru — 0.2%
Peruvian Government International Bond 2.78%, 01/23/31		1,737	1,904,621
5.63%, 11/18/50		1,294	2,027,698

			3,932,319

Qatar — 0.3%
Qatar Government International Bond 4.00%, 03/14/29(a)		3,618	4,291,852
4.40%, 04/16/50		2,224	2,891,200

			7,183,052

Romania — 0.1%
Romanian Government International Bond, 3.00%, 02/14/31(a)		2,420	2,590,156

Russia — 0.2%
Russian Foreign Bond - Eurobond 4.75%, 05/27/26		1,000	1,155,500
4.25%, 06/23/27		3,200	3,656,000

			4,811,500

Saudi Arabia — 0.2%
Saudi Government International Bond 3.63%, 03/04/28		1,000	1,122,500
4.38%, 04/16/29(a)		1,556	1,843,860
4.50%, 04/17/30		2,355	2,838,511

			5,804,871

South Africa — 0.1%
Republic of South Africa Government International Bond, 5.88%, 05/30/22		2,264	2,416,820

Sri Lanka — 0.0%
Sri Lanka Government International Bond, 5.75%, 04/18/23		1,240	787,013

Ukraine — 0.5%
Ukraine Government International Bond 7.75%, 09/01/22		746	798,966
7.75%, 09/01/23		750	825,000
8.99%, 02/01/24		1,623	1,833,990
7.75%, 09/01/24		2,140	2,373,394
7.75%, 09/01/25		2,118	2,367,527
7.25%, 03/15/33(a)		2,235	2,436,150

			10,635,027

Security		Par (000)	Value

Uruguay — 0.1%
Uruguay Government International Bond, 4.98%, 04/20/55	USD	1,444	$2,005,009

Total Foreign Agency Obligations — 4.8% (Cost: $109,396,299)			112,257,661

		Shares

Investment Companies

United States(l) — 5.2%
iShares iBoxx $ High Yield Corporate Bond ETF		280,137	24,455,960
iShares Russell 2000 ETF		33,700	6,607,222
SPDR Bloomberg Barclays High Yield Bond ETF		839,794	91,487,159

Total Investment Companies — 5.2% (Cost: $119,652,427)			122,550,341

		Par (000)

Non-Agency Mortgage-Backed Securities

United States — 6.9%
AJAX Mortgage Loan Trust(a)
Series 2020-C, Class A, 2.25%, 09/27/60(e)	USD	5,743	5,707,886
Series 2020-C, Class B, 5.00%, 09/27/60(e)		375	372,474
Series 2020-C, Class C, 0.00%, 09/27/60		1,273	1,073,278
BAMLL Commercial Mortgage Securities Trust(a)(b) (1 mo. LIBOR US + 1.70%), 1.86%, 09/15/34		2,000	1,893,038
Series 2015-200P, Class F, 3.60%, 04/14/33		3,000	3,091,121
Series 2017-SCH, Class AL, (1 mo. LIBOR US + 0.90%), 1.06%, 11/15/32		2,000	1,912,885
Bank, Series 2020-BN29, Class D, 2.50%, 11/15/53(a)		1,290	1,217,479
BFLD Trust, (1 mo. LIBOR US + 3.70%), 3.86%, 10/15/35(a)(b)		4,000	4,005,281
BX Commercial Mortgage Trust(a)(b) (1 mo. LIBOR US + 3.25%), 3.41%, 10/15/37		2,300	2,288,572
Series 2018-IND, Class H, (1 mo. LIBOR US + 3.00%), 3.16%, 11/15/35		3,087	3,075,445
Series 2019-XL, Class J, (1 mo. LIBOR US + 2.65%), 2.78%, 10/15/36		3,797	3,731,304
Series 2020-BXLP, Class G, (1 mo. LIBOR US + 2.50%), 2.66%, 12/15/36		4,995	4,883,970
Series 2020-FOX, Class F, (1 mo. LIBOR US + 4.25%), 4.41%, 11/15/32		4,000	4,016,438
Series 2020-VIVA, Class D, 3.67%, 03/09/44		2,006	1,976,554
CFCRE Commercial Mortgage Trust, Series 2018- TAN, Class C, 5.29%, 02/15/33(a)		1,500	1,518,135
CFMT LLC, Series 2020-HB4, Class M4, 4.95%, 12/26/30(a)(b)		4,020	4,020,000
Citigroup Commercial Mortgage Trust(b) Series 2014-GC19, Class D, 5.09%, 03/10/47(a)		2,090	2,190,183
Series 2015-GC27, Class C, 4.42%, 02/10/48		1,000	1,043,278
Series 2016-C1, Class C, 4.95%, 05/10/49		1,735	1,822,791
Series 2019-PRM, Class E, 4.73%, 05/10/36(a)		2,000	2,052,636
Cold Storage Trust, Series 2020-ICE5, Class F, (1 mo. LIBOR US + 3.49%), 3.62%, 11/15/37(a)(b)		4,000	4,004,777
COMM Mortgage Trust, Series 2015-CR25, Class C, 4.54%, 08/10/48(b)		2,000	2,067,948

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class F, (1 mo. LIBOR US + 2.65%), 2.81%, 05/15/36(a)(b)	USD	4,400	$4,345,541
CSAIL Commercial Mortgage Securities Trust, Series 2018-CX12, Class C, 4.76%, 08/15/51(b)		2,300	2,332,074
CSMC-FACT(a)(b) Series 2020-FACT, Class E, (1 mo. LIBOR US + 4.86%), 5.02%, 10/15/37		1,000	1,005,010
Series 2020-FACT, Class F, (1 mo. LIBOR US + 6.16%), 6.32%, 10/15/37		1,700	1,702,194
CSMC-NET, Series 2020-NET, Class D, 3.70%, 08/15/37(a)(b)		1,275	1,318,551
DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.56%, 11/10/46(a)(b)		1,908	1,908,605
Freddie Mac(a)(b) Series 2020-DNA6, Class B1, (SOFR30A + 3.00%), 3.08%, 12/25/50		2,000	1,999,992
Series 2020-DNA6, Class B2, (SOFR30A + 5.65%), 5.73%, 12/25/50		2,000	2,029,392
Freddie Mac Multifamily Structured Pass Through Certificates, 1.36%, 12/25/29		18,250	1,726,185
Freddie Mac STACR REMIC Trust, Series 2020- DNA5, Class B1, (SOFR30A + 4.80%), 4.88%, 10/25/50(a)(b)		2,500	2,598,522
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B1, (SOFR30A + 4.00%), 4.08%, 11/25/50(a)(b)		3,650	3,713,703
FREMF Mortgage Trust, 3.81%, 12/25/27(a)(b)		2,285	2,064,725
Government National Mortgage Association, Series 2020-178, Class IO, 1.43%, 10/16/60(b)		18,037	1,866,422
Grace Trust, Series 2020-GRCE, Class F, 2.68%, 12/10/40(a)(b)		2,000	1,761,174
GS Mortgage Securities Corp. Trust, Series 2020-TWN3, Class D, (1 mo. LIBOR US + 3.70%), 3.86%, 11/15/37(a)(b)		2,500	2,511,212
GSCG Trust, Series 2019-600C, Class F, 3.99%, 09/06/24(a)(b)		2,000	1,913,118
Imperial Fund Mortgage Trust, Series 2020-NQM1, Class B1, 4.00%, 10/25/55(a)(b)		3,603	3,613,796
InTown Hotel Portfolio Trust, Series 2018-STAY, Class E, (1 mo. LIBOR US + 3.10%), 3.23%, 01/15/33(a)(b)		1,790	1,757,050
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2017-FL10, Class e, (1 mo. LIBOR US + 3.90%), 4.06%, 06/15/32(a)(b)		2,400	2,380,749
LCCM Mortgage Trust, Series 2014-909, Class D, 3.90%, 05/15/31(a)(b)		4,000	3,985,212
Mello Warehouse Securitization Trust(a)(b) Series 2020-2, Class F, (1 mo. LIBOR US + 3.25%), 3.40%, 11/25/53		2,280	2,280,000
Series 2020-2, Class G, (1 mo. LIBOR US + 4.75%), 4.90%, 11/25/53		1,370	1,370,000
MFRA Trust, Series 2020-NQM3, Class B1, 3.66%, 01/26/65(a)(b)		1,141	1,142,884
Morgan Stanley Capital I Trust(b) Series 2017-H1, Class C, 4.28%, 06/15/50		5,000	5,135,053
Series 2018-H4, Class C, 5.08%, 12/15/51		1,150	1,229,871
MSCG Trust, Series 2018-SELF, Class F, (1 mo. LIBOR US + 3.05%), 3.21%, 10/15/37(a)(b)		3,000	2,925,776

Security		Par (000)	Value

United States (continued)
New Residential Mortgage Loan Trust, Series 2019-RPL2, Class B3, 4.05%, 02/25/59(a)(b)	USD	9,329	$7,801,016
One New York Plaza Trust, Series 2020-1NYP, Class D, (1 mo. LIBOR US + 2.75%), 2.91%, 01/15/26(a)(b)		630	630,378
Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 06/05/37(a)(b)		2,000	1,911,287
Seasoned Credit Risk Transfer Trust, Series 2020-3, Class BXS, 9.93%, 05/25/60(a)		7,670	4,729,550
Seasoned Loans Structured Transaction Trust, Series 2020-3, Class M1, 4.75%, 04/26/60(a)(b)(d)		8,000	8,104,000
Seasoned Loans Structured Transaction Trust , Series 2020-2, Class M1, 4.75%, 09/25/60(a)(b)		10,000	10,421,044
Starwood Mortgage Residential Trust 2020-INV(a)
Series 2020-INV1, Class B1, 3.26%, 11/25/55		2,540	2,540,065
Series 2020-INV1, Class B2, 4.26%, 11/25/55		1,225	1,224,986
UBS Commercial Mortgage Trust, Series 2018-C11, Class C, 4.89%, 06/15/51(b)		671	651,563
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class D, 5.03%, 08/10/49(a)(b)		2,400	2,452,304
Verus Securitization Trust(a)(b) Series 2020-5, Class B1, 3.71%, 05/25/65		2,400	2,428,969
Series 2020-5, Class B2, 4.71%, 05/25/65		1,400	1,414,025

Total Non-Agency Mortgage-Backed Securities — 6.9% (Cost: $160,164,092)			162,891,471

		Benefical Interest (000)

Other Interests

United States — 0.2%
Sprott Private Resource Streaming and Royalty, LP(m)	USD	4,640,000	4,640,000

Total Other Interests — 0.2% (Cost: $4,640,000)			4,640,000

		Par (000)

Preferred Securities

Capital Trusts — 0.2%(b)

Mexico — 0.1%
Banco Mercantil del Norte SA, 6.75%(a)(i)	USD	1,400	1,512,000
BBVA Bancomer SA/Texas, 5.13%, 01/18/33		1,000	1,080,000

			2,592,000

United Kingdom — 0.1%
Vodafone Group PLC, 7.00%, 04/04/79		1,066	1,326,141

			3,918,141

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2020	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Shares	Value

Preferred Stocks — 0.5%(d)(g)

France — 0.3%
Arrival Ltd., Series A, (Acquired 10/08/20, Cost: $2,010,158)		501,400	$6,811,393

United States — 0.2%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $4,444,109)		40,558	4,444,110
Jumpcloud, Inc., Series E-1, (Acquired 10/30/20, Cost: $2,052,443)		1,125,428	2,048,279

			6,492,389

			13,303,782

Total Preferred Securities — 0.7% (Cost: $12,225,231)			17,221,923

		Par (000)

U.S. Treasury Obligations
U.S. Treasury Bonds, 1.38%, 08/15/50	USD	5,100	4,776,469
U.S. Treasury Note/Bond, 0.50%, 10/31/27		17,000	16,867,187
U.S. Treasury Notes, 0.63%, 08/15/30		12,000	11,700,000

Total U.S. Treasury Obligations — 1.4% (Cost: $33,090,779)			33,343,656

		Shares

Warrants

United States — 0.0%
Kins Private Placement(d)		184,016	184,016

Total Warrants — 0.0% (Cost: $184,016)			184,016

Total Long-Term Investments — 88.3% (Cost: $1,946,652,674)			2,075,517,115

Short-Term Securities

Money Market Funds — 9.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(l)(n)		226,446,562	226,446,562

Total Short-Term Securities — 9.6% (Cost: $226,446,562)			226,446,562

Options Purchased — 0.1% (Cost: $5,030,640)			2,641,384

Total Investments Before Options Written — 98.0% (Cost: $2,178,129,876)			2,304,605,061

Options Written — (0.2)% (Premiums Received: $(4,943,472))			(5,394,225)

Total Investments, Net of Options Written — 97.8% (Cost: $2,173,186,404)			2,299,210,836

Other Assets Less Liabilities — 2.2%			52,484,044

Net Assets — 100.0%			$2,351,694,880

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	When-issued security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate as of period end.
(f)	Non-income producing security.
(g)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $25,907,730, representing 1.10% of its net assets as of period end, and an original cost of $17,960,606.

(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Perpetual security with no stated maturity date.
(j)	Zero-coupon bond.
(k)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(l)	Affiliate of the Trust.
(m)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(n)	Annualized 7-day yield as of period end.

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	BlackRock Capital Allocation Trust (BCAT)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the period ended December 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/28/20(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$—	$226,446,562	(b)	$—	$—	$—	$226,446,562	226,446,562	$61,152	$—
iShares iBoxx $ High Yield Corporate Bond ETF	—	43,612,933		(20,130,800)	58,184	915,643	24,455,960	280,137	351,920	—
iShares Russell 2000 ETF	—	6,666,720		—	—	(59,498)	6,607,222	33,700	—	—

					$58,184	$856,145	$257,509,744		$413,072	$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
DAX Index	4	03/19/21	$1,679	$59,516
NASDAQ 100 E-Mini Index	24	03/19/21	6,185	86,346
10-Year U.S. Ultra Note	159	03/22/21	24,861	80,726
U.S. Ultra Bond	1	03/22/21	214	2,351

				228,939

Short Contracts
Euro BTP Futures	46	03/08/21	8,542	(47,808)
S&P 500 E-Mini Index	270	03/19/21	50,609	(880,590)
10-Year U.S. Treasury Note	28	03/22/21	3,866	2,125
5-Year U.S. Treasury Note	291	03/31/21	36,714	(31,630)

				(957,903)

				$(728,964)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	3,847,307	USD	4,669,418	Morgan Stanley & Co. International PLC	03/11/21	$37,659
EUR	6,750,939	USD	8,210,100	Morgan Stanley & Co. International PLC	03/18/21	50,777
EUR	3,856,524	USD	4,697,672	Deutsche Bank AG	03/19/21	21,520
HKD	12,101,616	USD	1,561,167	Bank of America N.A.	03/19/21	106
HKD	945,965	USD	122,037	Citibank N.A.	03/19/21	5
HKD	5,007,310	USD	645,988	Morgan Stanley & Co. International PLC	03/19/21	23
HKD	5,330,609	USD	687,630	Morgan Stanley & Co. International PLC	03/19/21	91
JPY	109,925,712	USD	1,061,944	Bank of America N.A.	03/19/21	3,568
JPY	62,452,646	USD	603,647	Deutsche Bank AG	03/19/21	1,707
JPY	30,566,671	USD	294,087	Morgan Stanley & Co. International PLC	03/19/21	2,196
JPY	31,554,575	USD	304,120	Morgan Stanley & Co. International PLC	03/19/21	1,739
USD	13,637,212	CAD	17,335,673	State Street Bank and Trust Co.	03/19/21	15,369
USD	10,513,060	CHF	9,270,093	State Street Bank and Trust Co.	03/19/21	19,185
USD	192,112,503	EUR	156,389,408	Barclays Bank PLC	03/19/21	740,261
USD	85,495	EUR	69,520	Deutsche Bank AG	03/19/21	424
USD	1,186,996	EUR	965,464	Morgan Stanley & Co. International PLC	03/19/21	5,567
USD	74,347	EUR	60,566	State Street Bank and Trust Co.	03/19/21	233
USD	698,727	EUR	569,956	State Street Bank and Trust Co.	03/19/21	1,277
USD	858,630	JPY	88,572,457	State Street Bank and Trust Co.	03/19/21	96

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2020	BlackRock Capital Allocation Trust (BCAT)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	21,512,544	JPY	2,215,400,092	State Street Bank and Trust Co.	03/19/21	$38,628
USD	298,112	NOK	2,556,424	Deutsche Bank AG	03/19/21	38

						940,469

USD	5,753,818	EUR	4,723,247	Barclays Bank PLC	03/04/21	(24,051)
USD	10,527,361	EUR	8,790,150	Deutsche Bank AG	03/04/21	(225,482)
USD	2,104,771	EUR	1,728,200	BNP Paribas S.A.	03/17/21	(9,917)
HKD	4,461,373	USD	575,578	UBS AG	03/19/21	—
HKD	6,443,163	USD	831,261	UBS AG	03/19/21	(5)
USD	1,343	CHF	1,190	State Street Bank and Trust Co.	03/19/21	(4)
USD	1,930,278	EUR	1,581,730	Bank of America N.A.	03/19/21	(5,270)
USD	116,476	EUR	95,651	Morgan Stanley & Co. International PLC	03/19/21	(571)
USD	828,854	EUR	681,914	Morgan Stanley & Co. International PLC	03/19/21	(5,597)
USD	1,822,762	EUR	1,489,960	Morgan Stanley & Co. International PLC	03/19/21	(488)
USD	1,166,394	EUR	955,072	State Street Bank and Trust Co.	03/19/21	(2,319)
USD	2,110,836	EUR	1,729,723	State Street Bank and Trust Co.	03/19/21	(5,809)
USD	402,289	GBP	297,861	Deutsche Bank AG	03/19/21	(5,224)
USD	762,022	GBP	565,812	Deutsche Bank AG	03/19/21	(12,083)
USD	26,166,051	GBP	19,220,320	Deutsche Bank AG	03/19/21	(129,848)
USD	217,814	GBP	163,307	Morgan Stanley & Co. International PLC	03/19/21	(5,612)
USD	1,181,865	GBP	876,093	State Street Bank and Trust Co.	03/19/21	(16,744)
USD	1,673,594	GBP	1,235,625	State Street Bank and Trust Co.	03/19/21	(16,902)
USD	24,981,209	HKD	193,646,759	State Street Bank and Trust Co.	03/19/21	(1,860)
USD	11,552,560	SEK	95,328,075	State Street Bank and Trust Co.	03/19/21	(43,094)

						(510,880)

						$429,589

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Alibaba Group Holding Ltd., ADR	80	01/15/21	USD	305.00	USD	1,862	$800
DAX Index	160	01/15/21	EUR	13,800.00	EUR	10,975	201,572
SPDR S&P Oil & Gas Exploration & Production ETF	336	01/15/21	USD	62.00	USD	1,966	36,288
Capri Holdings Ltd.	428	02/19/21	USD	45.00	USD	1,798	130,112
DAX Index	48	02/19/21	EUR	14,000.00	EUR	3,292	85,906
Alibaba Group Holding Ltd., ADR	162	03/19/21	USD	240.00	USD	3,770	228,015
iShares MSCI Brazil ETF	1,075	03/19/21	USD	40.00	USD	3,985	145,125

							827,818

Put
SPDR S&P 500 ETF Trust	1,479	01/04/21	USD	350.00	USD	55,297	15,530
SPDR S&P 500 ETF Trust	1,009	01/04/21	USD	360.00	USD	37,724	17,153
Capital One Financial Corp.	106	01/15/21	USD	87.50	USD	1,048	4,240
Johnson & Johnson	84	01/15/21	USD	145.00	USD	1,322	1,134
Micron Technology, Inc.	174	01/15/21	USD	67.50	USD	1,308	13,311
NXP Semiconductors NV	79	01/15/21	USD	150.00	USD	1,256	11,337
Walmart Stores, Inc.	79	01/15/21	USD	140.00	USD	1,139	6,952
CBOE Volatility Index	1,601	01/20/21	USD	22.00	USD	3,642	240,150
Amazon.Com, Inc.	4	02/19/21	USD	2,940.00	USD	1,303	21,900
Apple, Inc.	109	02/19/21	USD	115.00	USD	1,446	19,784
Comcast Corp., Class A	491	02/19/21	USD	47.50	USD	2,573	32,651
Delphi Automotive PLC	159	02/19/21	USD	115.00	USD	2,072	33,390
Walt Disney Co.	50	02/19/21	USD	165.00	USD	906	16,500
iShares iBoxx $ Investment Grade Corporate Bond ETF	808	03/19/21	USD	134.00	USD	11,161	82,416
Mastercard, Inc., Class A	78	03/19/21	USD	310.00	USD	2,784	45,240

							561,688

							$1,389,506

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	BlackRock Capital Allocation Trust (BCAT)

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
USD Currency	One Touch	Citibank N.A.	—	02/18/21	NOK	8.10	NOK	8.1	USD	234	$24,772
EUR Currency	One Touch	Bank of America N.A.	—	03/09/21	USD	1.17	USD	1.17	EUR	188	30,730

											55,502

Put
EUR Currency	One Touch	Bank of America N.A.	—	01/20/21	USD	1.17	USD	1.195	EUR	429	60,332
EUR Currency	Down-and-out	Bank of America N.A.	—	02/18/21	USD	1.18	USD	1.175	EUR	6,923	22,176
EUR Currency	Down-and-out	Bank of America N.A.	—	03/04/21	USD	1.17	USD	1.175	EUR	6,923	54,628

											137,136

											$192,638

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Call
30-Year Interest Rate Swap, 01/21/51(a)	3-Month LIBOR, 0.24%	Quarterly	1.16%	Semi-Annual	Morgan Stanley & Co. International PLC	01/19/21	1.16%	USD	30,000	$33,604
30-Year Interest Rate Swap, 02/11/51(a)	3-Month LIBOR, 0.24%	Quarterly	1.30%	Semi-Annual	Citibank N.A.	02/09/21	1.30	USD	13,448	162,671
30-Year Interest Rate Swap, 02/20/51(a)	3-Month LIBOR, 0.24%	Quarterly	1.27%	Semi-Annual	Morgan Stanley & Co. International PLC	02/18/21	1.27	USD	29,447	355,200

										551,475

Put
5-Year Interest Rate Swap, 05/26/26	0.63%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Morgan Stanley & Co. International PLC	05/24/21	0.63	USD	70,700	173,289
5-Year Interest Rate Swap, 05/27/26	0.64%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Deutsche Bank AG	05/25/21	0.64	USD	71,000	167,238
5-Year Interest Rate Swap, 05/27/26	0.64%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Nomura International Plc	05/25/21	0.64	USD	71,000	167,238

										507,765

										$1,059,240

(a)	Forward settling swaption.

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Abbott Laboratories	78	01/15/21	USD	120.00	USD	854	$ (936)
Alphabet, Inc.	8	01/15/21	USD	1,760.00	USD	1,402	(26,160)
Alphabet, Inc.	6	01/15/21	USD	1,780.00	USD	1,051	(14,070)
Amazon.Com, Inc.	6	01/15/21	USD	3,500.00	USD	1,954	(7,155)
Apple, Inc.	81	01/15/21	USD	140.00	USD	1,075	(9,963)
Apple, Inc.	181	01/15/21	USD	135.00	USD	2,402	(46,969)
Applied Materials, Inc.	112	01/15/21	USD	72.50	USD	967	(159,320)
Autodesk, Inc.	40	01/15/21	USD	310.00	USD	1,221	(21,700)
Autodesk, Inc.	40	01/15/21	USD	280.00	USD	1,221	(106,500)
Bank of America Corp.	123	01/15/21	USD	28.00	USD	373	(30,258)
Becton Dickinson & Co.	73	01/15/21	USD	260.00	USD	1,827	(9,673)
Boston Scientific Corp.	104	01/15/21	USD	43.00	USD	374	(312)
Capital One Financial Corp.	213	01/15/21	USD	100.00	USD	2,106	(49,735)
Comcast Corp., Class A	247	01/15/21	USD	50.00	USD	1,294	(63,232)
Costco Wholesale Corp.	28	01/15/21	USD	410.00	USD	1,055	(658)
Costco Wholesale Corp.	28	01/15/21	USD	400.00	USD	1,055	(1,498)
D.R. Horton, Inc.	45	01/15/21	USD	87.50	USD	310	(383)
Fortive Corp.	146	01/15/21	USD	75.00	USD	1,034	(16,060)
HCA Holdings, Inc.	142	01/15/21	USD	170.00	USD	2,335	(31,595)

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2020	BlackRock Capital Allocation Trust (BCAT)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
iShares Russell 2000 ETF	337	01/15/21	USD	210.00	USD	6,607	$ (11,290)
Johnson & Johnson	85	01/15/21	USD	160.00	USD	1,338	(14,450)
Johnson & Johnson	84	01/15/21	USD	165.00	USD	1,322	(5,838)
JPMorgan Chase & Co.	48	01/15/21	USD	110.00	USD	610	(82,440)
JPMorgan Chase & Co.	96	01/15/21	USD	120.00	USD	1,220	(70,800)
L3Harris Technologies, Inc.	91	01/15/21	USD	185.00	USD	1,720	(52,780)
Lowes Companies, Inc.	45	01/15/21	USD	175.00	USD	722	(900)
Mastercard, Inc., Class A	39	01/15/21	USD	375.00	USD	1,392	(7,176)
Micron Technology, Inc.	107	01/15/21	USD	70.00	USD	804	(69,550)
Micron Technology, Inc.	174	01/15/21	USD	80.00	USD	1,308	(29,319)
Microsoft Corp.	143	01/15/21	USD	245.00	USD	3,181	(2,145)
Morgan Stanley	580	01/15/21	USD	60.00	USD	3,975	(503,150)
NXP Semiconductors NV	49	01/15/21	USD	160.00	USD	779	(19,477)
NXP Semiconductors NV	79	01/15/21	USD	175.00	USD	1,256	(4,266)
Paypal Holdings, Inc.	91	01/15/21	USD	240.00	USD	2,131	(36,855)
SPDR S&P Oil & Gas Exploration & Production ETF	336	01/15/21	USD	68.00	USD	2,285	(7,728)
Starbucks Corp.	122	01/15/21	USD	97.50	USD	1,305	(119,255)
Thermo Fisher Scientific, Inc.	23	01/15/21	USD	520.00	USD	1,071	(633)
TJX Cos., Inc.	97	01/15/21	USD	62.50	USD	662	(59,170)
TJX Cos., Inc.	97	01/15/21	USD	70.00	USD	662	(8,973)
T-Mobile U.S., Inc.	18	01/15/21	USD	125.00	USD	243	(18,540)
Truist Financial Corp.	220	01/15/21	USD	50.00	USD	1,054	(9,900)
UnitedHealth Group, Inc.	53	01/15/21	USD	360.00	USD	1,859	(24,380)
Walmart Stores, Inc.	159	01/15/21	USD	160.00	USD	2,292	(1,113)
Abbott Laboratories	78	02/19/21	USD	120.00	USD	854	(7,917)
Alphabet, Inc.	11	02/19/21	USD	2,000.00	USD	1,927	(13,255)
Alphabet, Inc.	13	02/19/21	USD	1,960.00	USD	2,277	(20,865)
Amazon.Com, Inc.	5	02/19/21	USD	3,800.00	USD	1,628	(16,738)
Amazon.Com, Inc.	7	02/19/21	USD	3,500.00	USD	2,280	(58,975)
Amazon.Com, Inc.	4	02/19/21	USD	3,600.00	USD	1,303	(25,150)
Apple, Inc.	110	02/19/21	USD	135.00	USD	1,460	(69,575)
Apple, Inc.	109	02/19/21	USD	140.00	USD	1,446	(48,777)
Bank of America Corp.	800	02/19/21	USD	29.00	USD	2,425	(176,000)
Boston Scientific Corp.	104	02/19/21	USD	39.00	USD	374	(6,604)
Capri Holdings Ltd.	428	02/19/21	USD	55.00	USD	1,798	(26,108)
Comcast Corp., Class A	491	02/19/21	USD	57.50	USD	2,573	(23,568)
Delphi Automotive PLC	241	02/19/21	USD	135.00	USD	3,140	(126,525)
Merck & Co., Inc.	240	02/19/21	USD	87.50	USD	1,963	(20,520)
Microsoft Corp.	112	02/19/21	USD	255.00	USD	2,491	(12,096)
salesforce.com, Inc.	90	02/19/21	USD	280.00	USD	2,003	(5,400)
salesforce.com, Inc.	74	02/19/21	USD	260.00	USD	1,647	(11,322)
Taiwan Semiconductor Manufacturing Co. Ltd.	109	02/19/21	USD	110.00	USD	1,189	(62,130)
Taiwan Semiconductor Manufacturing Co. Ltd.	108	02/19/21	USD	120.00	USD	1,178	(29,106)
Walmart Stores, Inc.	80	02/19/21	USD	160.00	USD	1,153	(9,000)
Walt Disney Co.	50	02/19/21	USD	190.00	USD	906	(29,250)
Alibaba Group Holding Ltd., ADR	162	03/19/21	USD	300.00	USD	3,770	(33,453)
Bank of America Corp.	245	03/19/21	USD	30.00	USD	743	(46,305)
Capital One Financial Corp.	107	03/19/21	USD	105.00	USD	1,058	(48,417)
Citigroup, Inc.	460	03/19/21	USD	52.50	USD	2,836	(464,600)
Citigroup, Inc.	405	03/19/21	USD	70.00	USD	2,497	(50,827)
Goldman Sachs Group, Inc.	95	03/19/21	USD	270.00	USD	2,505	(111,150)
Gores Holdings, Inc.	392	03/19/21	USD	15.00	USD	515	(85,260)
iShares iBoxx $ Investment Grade Corporate Bond ETF	808	03/19/21	USD	140.00	USD	11,161	(51,308)
iShares iBoxx $ Investment Grade Corporate Bond ETF	5,100	03/19/21	USD	139.00	USD	70,446	(540,600)
iShares MSCI Brazil ETF	1,075	03/19/21	USD	45.00	USD	3,985	(37,087)
JPMorgan Chase & Co.	200	03/19/21	USD	115.00	USD	2,541	(282,000)
JPMorgan Chase & Co.	169	03/19/21	USD	140.00	USD	2,147	(36,926)
Mastercard, Inc., Class A	78	03/19/21	USD	370.00	USD	2,784	(116,415)
NextEra Energy, Inc.	123	03/19/21	USD	85.00	USD	949	(11,685)

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	BlackRock Capital Allocation Trust (BCAT)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Truist Financial Corp.	219	03/19/21	USD	55.00	USD	1,050	$(13,688)
Goldman Sachs Group, Inc.	100	04/16/21	USD	240.00	USD	2,637	(307,500)

							(4,792,407)

Put
Amazon.Com, Inc.	5	01/15/21	USD	2,840.00	USD	1,628	(2,013)
Apple, Inc.	90	01/15/21	USD	100.00	USD	1,194	(1,215)
Autodesk, Inc.	30	01/15/21	USD	210.00	USD	916	(450)
Capital One Financial Corp.	130	01/15/21	USD	67.50	USD	1,285	(780)
Capital One Financial Corp.	106	01/15/21	USD	77.50	USD	1,048	(1,219)
Marsh & McLennan Cos., Inc.	65	01/15/21	USD	100.00	USD	761	(2,275)
Mastercard, Inc., Class A	30	01/15/21	USD	300.00	USD	1,071	(825)
Micron Technology, Inc.	174	01/15/21	USD	57.50	USD	1,308	(1,914)
Microsoft Corp.	85	01/15/21	USD	190.00	USD	1,891	(1,233)
NXP Semiconductors NV	79	01/15/21	USD	135.00	USD	1,256	(2,015)
Paypal Holdings, Inc.	30	01/15/21	USD	175.00	USD	703	(435)
salesforce.com, Inc.	26	01/15/21	USD	220.00	USD	579	(11,245)
SPDR S&P 500 ETF Trust	1,479	01/15/21	USD	330.00	USD	55,297	(61,378)
SPDR S&P 500 ETF Trust	1,143	01/15/21	USD	345.00	USD	42,734	(94,869)
SPDR S&P Oil & Gas Exploration & Production ETF	336	01/15/21	USD	50.00	USD	1,680	(8,064)
Truist Financial Corp.	220	01/15/21	USD	35.00	USD	1,054	(3,300)
UniCredit SpA	125	01/15/21	EUR	6.00	EUR	479	(870)
Union Pacific Corp.	81	01/15/21	USD	165.00	USD	1,687	(1,418)
United Parcel Service, Inc.	60	01/15/21	USD	150.00	USD	1,010	(1,320)
VMware, Inc., Class A	75	01/15/21	USD	130.00	USD	1,052	(4,125)
Walmart Stores, Inc.	79	01/15/21	USD	130.00	USD	1,139	(948)
CBOE Volatility Index	1,601	01/20/21	USD	19.00	USD	3,042	(44,027)
Amazon.Com, Inc.	4	02/19/21	USD	2,600.00	USD	1,303	(5,280)
Apple, Inc.	109	02/19/21	USD	100.00	USD	1,446	(6,431)
Capri Holdings Ltd.	428	02/19/21	USD	30.00	USD	1,798	(22,256)
Comcast Corp., Class A	491	02/19/21	USD	42.50	USD	2,573	(9,820)
Delphi Automotive PLC	159	02/19/21	USD	105.00	USD	2,072	(16,298)
iShares iBoxx USD High Yield Corporate Bond ETF	2,400	02/19/21	USD	82.00	USD	20,952	(63,600)
salesforce.com, Inc.	74	02/19/21	USD	190.00	USD	1,647	(11,655)
Walt Disney Co.	50	02/19/21	USD	140.00	USD	906	(3,500)
Alibaba Group Holding Ltd., ADR	162	03/19/21	USD	175.00	USD	3,770	(39,447)
Mastercard, Inc., Class A	78	03/19/21	USD	280.00	USD	2,784	(15,795)
Truist Financial Corp.	219	03/19/21	USD	40.00	USD	1,050	(18,067)

							(458,087)

							$(5,250,494)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Hoya Corp.	BNP Paribas S.A.	3,500	02/12/21	JPY	15,013.50	JPY	50,051	$(11,313)
Shin-Etsu Chemical Co. Ltd.	Morgan Stanley & Co. International PLC	5,798	02/12/21	JPY	19,563.50	JPY	105,076	(13,201)
Hoya Corp.	BNP Paribas S.A.	3,499	03/12/21	JPY	15,695.94	JPY	50,037	(8,287)
Shin-Etsu Chemical Co. Ltd.	Morgan Stanley & Co. International PLC	5,798	03/12/21	JPY	20,452.75	JPY	105,076	(10,766)

								$ (43,567)

OTC Interest Rate Swaptions Written

	Paid by the Trust		Received by the Trust			Expiration Date	Exercise Rate	Notional Amount (000)	Value
Description	Rate	Frequency	Rate	Frequency	Counterparty
Call
30-Year Interest Rate Swap,	1.07%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Morgan Stanley & Co. International PLC	02/18/21	1.07%	USD 29,447	$ (100,164)

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2020	BlackRock Capital Allocation Trust (BCAT)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating	(a)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.34.V9	5.00%	Quarterly	06/20/25	CCC+		20,240		$1,906,847	$903,678	$1,003,169
ITRAXX.XO.34.V1	5.00	Quarterly	12/20/25	B		13,585		1,997,206	1,933,975	63,231

								$3,904,053	$2,837,653	$1,066,400

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.45%	Semi-Annual	3-Month LIBOR, 1.45%	Quarterly	N/A	12/11/50	2,943	$(23,157)	$69	$(23,226)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9	3.00%	Quarterly	Morgan Stanley & Co. International PLC	09/17/58	B	2,000	$(236,704)	$(462,903)	$226,199
CMBX.NA.9	3.00	Quarterly	Morgan Stanley & Co. International PLC	09/17/58	CCC+	2,000	(236,704)	(451,872)	215,168

							$(473,408)	$(914,775)	$441,367

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	BlackRock Capital Allocation Trust (BCAT)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	Citibank N.A.(b)	02/24/23 – 10/11/23	$1,767,907	$445,518	(c)	$2,215,168	0.4%
	Monthly	JPMorgan Chase Bank N.A.(d)	02/08/23	(2,306,222)	94,732	(e)	(2,211,386)	0.1

				$(538,315)	$540,250		$3,782

(a)

The Trust receives the total return on a portfolio of long positions underlying the total return swap. In addition, the Trust pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(1,743) of net dividends and financing fees.
(e)	Amount includes $(104) of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	30-185 basis points	18 basis points
Benchmarks:	USD - 1M US Dollar LIBOR BBA	USD - 1D Overnight Bank Funding Rate (OBFR01)
USD - 1W US Dollar LIBOR BBA

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination dates February 24, 2023 and October 11, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Italy
Leonardo SpA	764,722	$5,527,539	249.5%

Total Reference Entity — Long		5,527,539

Reference Entity — Short

Common Stocks

United States
Doordash Inc., Class A	(23,204)	(3,312,371)	(149.5)

Total Reference Entity — Short		(3,312,371)

Net Value of Reference Entity — Citibank N.A.		$2,215,168

The following table represents the individual short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date February 8, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

United States
Walgreens Boots Alliance, Inc.	(55,451)	$(2,211,386)	100.0%

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$(2,211,386)

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps	$2,837,722	$—	$1,066,400	$(23,226)	$—
OTC Swaps	—	(914,775)	981,617	—	—
Options Written	—	—	2,078,763	(2,529,516)	(5,394,225)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$145,862	$—	$85,202	$—	$231,064

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2020	BlackRock Capital Allocation Trust (BCAT)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$940,469	$—	$—	$940,469
Options purchased
Investments at value — unaffiliated	—	—	1,389,506	192,638	1,059,240	—	2,641,384
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	1,066,400	—	—	—	—	1,066,400
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	441,367	540,250	—	—	—	981,617

	$—	$1,507,767	$2,075,618	$1,133,107	$1,144,442	$—	$5,860,934

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$880,590	$—	$79,438	$—	$960,028
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	510,880	—	—	510,880
Options written
Options written at value	—	—	5,294,061	—	100,164	—	5,394,225
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	23,226	—	23,226
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	914,775	—	—	—	—	914,775

	$—	$914,775	$6,174,651	$510,880	$202,828	$—	$7,803,134

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(2,196,842)	$—	$167,330	$—	$(2,029,512)
Forward foreign currency exchange contracts	—	—	—	(9,549,000)	—	—	(9,549,000)
Options purchased(a)	—	(197,340)	(56,666)	—	—	—	(254,006)
Options written	—	78,936	2,917,658	—	—	—	2,996,594
Swaps	—	(103,247)	731,706	—	—	—	628,459

	$—	$(221,651)	$1,395,856	$(9,549,000)	$167,330	$—	$(8,207,465)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(734,728)	$—	$5,764	$—	$(728,964)
Forward foreign currency exchange contracts	—	—	—	429,589	—	—	429,589
Options purchased(b)	—	—	(1,266,062)	2,936	(1,126,130)	—	(2,389,256)
Options written	—	—	(745,753)	—	295,000	—	(450,753)
Swaps	—	1,507,767	540,250	—	(23,226)	—	2,024,791

	$—	$1,507,767	$(2,206,293)	$432,525	$(848,592)	$—	$(1,114,593)

(a)	Options purchased are included in net realized gain (loss)from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$16,469,512
Average notional value of contracts — short	$49,865,535

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	BlackRock Capital Allocation Trust (BCAT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments (continued)

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$169,127,351
Average amounts sold — in USD	$12,132,324
Options
Average value of option contracts purchased	$791,072
Average value of option contracts written	$3,014,555
Average notional value of swaption contracts purchased	$142,797,615
Average notional value of swaption contracts written	$14,723,500
Credit default swaps
Average notional value — sell protection	$20,418,058
Interest rate swaps
Average notional value — receives fixed rate	$1,096,323
Total return swaps
Average notional value	$(269,157)

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$39,948		$263,879
Forward foreign currency exchange contracts	940,469		510,880
Options	2,641,384	(a)	5,394,225
Swaps — centrally cleared	—		15,050
Swaps — OTC(b)	981,617		914,775

Total derivative assets and liabilities in the Statement of Assets and Liabilities	4,603,418		7,098,809

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,429,454)		(5,529,423)

Total derivative assets and liabilities subject to an MNA	$3,173,964		$1,569,386

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets	(c)(d)
Bank of America N.A.	$171,540	$(5,270)	$—	$—	$166,270
Barclays Bank PLC	740,261	(24,051)	—	—	716,210
Citibank N.A.	632,966	—	—	(490,000)	142,966
Deutsche Bank AG	190,927	(190,927)	—	—	—
JPMorgan Chase Bank N.A.	94,732	—	—	—	94,732
Morgan Stanley & Co. International PLC	1,101,512	(1,051,174)	—	(50,338)	—
Nomura International Plc	167,238	—	—	—	167,238
State Street Bank and Trust Co.	74,788	(74,788)	—	—	—

	$3,173,964	$(1,346,210)	$—	$(540,338)	$1,287,416

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) December 31, 2020	BlackRock Capital Allocation Trust (BCAT)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(e)
Bank of America N.A.	$5,270	$(5,270)	$—	$—	$—
Barclays Bank PLC	24,051	(24,051)	—	—	—
BNP Paribas S.A.	29,517	—	—	—	29,517
Deutsche Bank AG	372,637	(190,927)	—	—	181,710
Morgan Stanley & Co. International PLC	1,051,174	(1,051,174)	—	—	—
State Street Bank and Trust Co.	86,732	(74,788)	—	—	11,944
UBS AG	5	—	—	—	5

	$1,569,386	$(1,346,210)	$—	$—	$223,176

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$167,679,609	$5,944,767	$173,624,376
Common Stocks
Canada	13,128,391	—	—	13,128,391
Cayman Islands	1,197,746	—	—	1,197,746
China	7,795,836	8,526,521	—	16,322,357
Finland	—	5,233,569	—	5,233,569
France	—	48,837,808	—	48,837,808
Germany	—	29,613,989	—	29,613,989
Hong Kong	—	15,865,370	—	15,865,370
India	—	—	5,115,340	5,115,340
Ireland	—	2,119,698	—	2,119,698
Italy	—	24,676,788	—	24,676,788
Japan	—	23,938,133	—	23,938,133
Netherlands	7,859,387	41,893,145	—	49,752,532
Norway	294,726	—	—	294,726
Spain	—	7,291,688	—	7,291,688
Sweden	—	12,825,178	—	12,825,178
Switzerland	—	10,158,473	—	10,158,473
Taiwan	11,934,646	—	—	11,934,646
United Kingdom	853,272	23,043,436	—	23,896,708
United States	623,463,172	—	1,228,762	624,691,934
Corporate Bonds	—	485,235,636	—	485,235,636
Floating Rate Loan Interests	—	15,420,328	21,252,633	36,672,961
Foreign Agency Obligations	—	112,257,661	—	112,257,661
Investment Companies	122,550,341	—	—	122,550,341
Non-Agency Mortgage-Backed Securities	—	154,787,471	8,104,000	162,891,471
Other Interests	—	4,640,000	—	4,640,000
Preferred Securities
Capital Trusts	—	3,918,141	—	3,918,141
Preferred Stocks	—	—	13,303,782	13,303,782

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2020	BlackRock Capital Allocation Trust (BCAT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$33,343,656	$—	$33,343,656
Warrants	—	—	184,016	184,016
Short-Term Securities
Money Market Funds	226,446,562	—	—	226,446,562
Options Purchased
Equity Contracts	1,389,506	—	—	1,389,506
Foreign Currency Exchange Contracts	—	192,638	—	192,638
Interest Rate Contracts	—	1,059,240	—	1,059,240

	$1,016,913,585	$1,232,558,176	$55,133,300	$2,304,605,061

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$1,507,767	$—	$1,507,767
Equity Contracts	145,862	540,250	—	686,112
Foreign Currency Exchange Contracts	—	940,469	—	940,469
Interest Rate Contracts	85,202	—	—	85,202
Liabilities
Equity Contracts	(6,128,928)	(45,723)	—	(6,174,651)
Foreign Currency Exchange Contracts	—	(510,880)	—	(510,880)
Interest Rate Contracts(a)	(79,438)	(123,390)	—	(202,828)

	$(5,977,302)	$2,308,493	$—	$(3,668,809)

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Preferred Stocks	Warrants	Total
Assets
Opening balance, as of September 28, 2020	$—	$—	$—	$—	$—	$—	$—
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—	—
Accrued discounts/premiums	—	—	—	—	—	—	—
Net realized gain (loss)	1	—	—	—	—	—	1
Net change in unrealized appreciation (depreciation)(a)(b)	(2)	2,856	354,176	104,000	4,797,071	—	5,258,101
Purchases	5,999,930	6,342,113	20,898,457	8,000,000	8,506,711	184,016	49,931,227
Sales	(55,162)	(867)	—	—	—	—	(56,029)

Closing balance, as of December 31, 2020	$5,944,767	$6,344,102	$21,252,633	$8,104,000	$13,303,782	$184,016	$55,133,300

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020(b)	$(2)	$2,856	$354,176	$104,000	$4,797,071	$—	$5,258,101

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	31

Statement of Assets and Liabilities

December 31, 2020

BCAT

ASSETS
Investments at value — unaffiliated(a)	$2,047,095,317
Investments at value — affiliated(b)	257,509,744
Cash	189,437
Cash pledged:
Collateral — exchange-traded options written	71,000,000
Futures contracts	2,908,000
Centrally cleared swaps	3,716,000
Foreign currency at value(c)	44,934
Receivables:
Investments sold	1,662,447
Options written	6,133
Dividends — unaffiliated	939,865
Dividends — affiliated	7,525
Interest — unaffiliated	10,980,098
Variation margin on futures contracts	39,948
Unrealized appreciation on:
Forward foreign currency exchange contracts	940,469
OTC swaps	981,617
Prepaid expenses	12,823

Total assets	2,398,034,357

LIABILITIES
Cash received as collateral for OTC derivatives	550,000
Options written at value(d)	5,394,225
Payables:
Investments purchased	36,067,273
Investment advisory fees	2,425,375
Trustees’ and Officer’s fees	1,323
Other accrued expenses	196,697
Variation margin on futures contracts	263,879
Variation margin on centrally cleared swaps	15,050
Swap premiums received	914,775
Unrealized depreciation on forward foreign currency exchange contracts	510,880

Total liabilities	46,339,477

NET ASSETS	$2,351,694,880

NET ASSETS CONSIST OF
Paid-in capital(e)(f)(g)	$2,234,883,951
Accumulated earnings	116,810,929

NET ASSETS	$2,351,694,880

Net asset value	$21.05

(a) Investments at cost — unaffiliated	$1,921,476,277
(b) Investments at cost — affiliated	$256,653,599
(c) Foreign currency at cost	$35,222
(d) Premiums received	$4,943,472
(e) Shares outstanding	111,736,838
(f) Shares authorized	Unlimited
(g) Par value	$0.001

See notes to financial statements.

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Period Ended December 31, 2020

BCAT(a)

INVESTMENT INCOME
Dividends — unaffiliated	$4,137,133
Dividends — affiliated	413,072
Interest — unaffiliated	7,455,493
Foreign taxes withheld	(73,654)

Total investment income	11,932,044

EXPENSES
Investment advisory	7,093,944
Professional	82,283
Custodian	44,945
Accounting services	43,405
Trustees and Officer	30,000
Transfer agent	25,683
Rating agency	13,475
Printing and postage	2,568
Miscellaneous	17,978

Total expenses	7,354,281
Less:
Fees waived and/or reimbursed by the Manager	(202,249)
Total expenses after fees waived and/or reimbursed	7,152,032

Net investment income	4,780,012

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	4,967,479
Investments — affiliated	58,184
Foreign currency transactions	(1,067,408)
Forward foreign currency exchange contracts	(9,549,000)
Futures contracts	(2,029,512)
Options written	2,996,594
Swaps	628,459

(3,995,204)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	125,619,040
Investments — affiliated	856,145
Foreign currency translations	(106,515)
Forward foreign currency exchange contracts	429,589
Futures contracts	(728,964)
Options written	(450,753)
Swaps	2,024,791

127,643,333

Net realized and unrealized gain	123,648,129

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$128,428,141

(a)	The Trust commenced operations on September 28, 2020.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statement of Changes in Net Assets

BCAT
Period from 09/28/20 to 12/31/20 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,780,012
Net realized loss	(3,995,204)
Net change in unrealized appreciation	127,643,333

Net increase in net assets resulting from operations	128,428,141

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(11,617,212)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	2,231,833,240
Reinvestment of distributions	2,950,711

Net increase in net assets derived from capital share transactions	2,234,783,951

NET ASSETS
Total increase in net assets	2,351,594,880
Beginning of period	100,000

End of period	$2,351,694,880

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Cash Flows

Period Ended December 31, 2020

BCAT(a)

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$128,428,141
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities
Proceeds from sales of long-term investments and principal paydowns/payups	187,374,358
Purchases of long-term investments	(2,099,091,669)
Net purchases of short-term securities	(227,676,562)
Amortization of premium and accretion of discount on investments and other fees	443,473
Premiums paid on closing options written	(1,124,792)
Premiums received from options written	9,193,511
Net realized gain on investments and options written	(8,022,257)
Net unrealized appreciation on investments, options written, swaps and foreign currency translations	(127,329,123)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(7,525)
Dividends — unaffiliated	(939,865)
Interest — unaffiliated	(10,980,098)
Variation margin on futures contracts	(39,948)
Prepaid expenses	(12,823)
Increase (Decrease) in Liabilities
Cash received
Collateral — OTC derivatives	550,000
Payables
Investment advisory fees	2,425,375
Trustees’ and Officer’s fees	1,323
Other accrued expenses	196,697
Variation margin on futures contracts	263,879
Variation margin on centrally cleared swaps	15,050
Swap premiums received	914,775

Net cash used for operating activities	(2,145,418,080)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(8,666,501)
Proceeds from issuance of capital shares	2,231,833,240

Net cash provided by financing activities	2,223,166,739

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	9,712

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	77,758,371
Restricted and unrestricted cash and foreign currency at beginning of period	100,000

Restricted and unrestricted cash and foreign currency at end of period	$77,858,371

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to shareholders	$2,950,711

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$189,437
Cash pledged
Collateral — exchange-traded options written	71,000,000
Futures contracts	2,908,000
Centrally cleared swaps	3,716,000
Foreign currency at value	44,934

$77,858,371

(a)	The Trust commenced operations on September 28, 2020.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Financial Highlights

(For a share outstanding throughout the period)

	BCAT
	Period from 09/28/20 to 12/31/20	(a)

Net asset value, beginning of period	$20.00

Net investment income(b)	0.04
Net realized and unrealized gain	1.11

Net increase from investment operations	1.15

Distributions(c)
From net investment income	(0.03)
From net realized gain	(0.07)

Total distributions	(0.10)

Net asset value, end of period	$21.05

Market price, end of period	$21.77

Total Return(d)
Based on net asset value	5.77	%(e)

Based on market price	9.39	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	1.30%

Total expenses after fees waived and/or reimbursed	1.26%

Net investment income	0.84%

Supplemental Data
Net assets, end of period (000)	$2,351,695

Portfolio turnover rate	13%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.08%.
(g)	Annualized.

See notes to financial statements.

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Capital Allocation Trust (BCAT) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is registered as a non-diversified, closed-end management investment company. The Trust is organized as a Maryland statutory trust. The Trust determines and makes available for publication the net asset values (“NAVs”) of its Common Shares on a daily basis.

The Board of Trustees of the Trust is collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trust determines and makes available for publication the NAV of its Common Shares on a daily basis.

Prior to commencement of operations on September 28, 2020, the Trust had no operations other than those relating to organizational matters and the sale of 5,000 Common Shares on July 27, 2020 to BlackRock Financial Management, Inc., an affiliate of the Trust, for $100,000. Investment operations for the Trust commenced on September 28, 2020.

The Trust, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any,are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investment or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Trust are recorded on the ex-dividend date. Subject to the Trust’s managed distribution plan, the Trust intends to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds the Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. See Income Tax Information note for the tax character of the Trust’s distributions paid during the period.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Trust’s Board, the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees.This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Organization and Offering Costs: Organization costs associated with the establishment of the Trust and offering expenses of the Trust with respect to the issuance of shares in the amounts of $150,500 and $3,680,100, respectively, were paid by the Manager. The Trust is not obligated to repay any such organizational costs or offering expenses paid by the Manager.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trust’s net assets. Each business day, the Trust uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trust may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trust may be required to pay more at settlement than the security is worth. In addition, the Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate the Trust to make future cash payments. As of December 31, 2020, the Trust had outstanding commitments of $7,943,680. These commitments are not included in the net assets of the Trust as of December 31, 2020.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trust and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trust are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s)reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.

Options: The Trust purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trust writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Trust writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (continued)

•

Swaptions—The Trust purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trust’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•	Barrier options – The Trust may purchase and write a variety of options with non–standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Trust may invest in various types of barrier options, including down–and–out options, down–and–in options, double no–touch options, one–touch options, up–and–out options and up–and–in options. Down–and–out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down–and–in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no–touch options provide the purchaser an agreed–upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One–touch options provide the purchaser an agreed–upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up–and–out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up–and–in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Trust bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trust purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trust and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trust’s counterparty on the swap. The Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities.Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps—Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trust may either buy or sell (write) credit default swaps on single–name issuers (corporate or sovereign), a combination or basket of single–name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay,obligation acceleration, repudiation, moratorium or restructuring).As a buyer, if an underlying credit event occurs, the Trust will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trust will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps—Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed–income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments.If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trust receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Trust has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Trust and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Trust and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps – Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty,if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trust, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trust. Any additional required collateral is delivered to/pledged by the Trust on the next business day.Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trust from the counterparties are not fully collateralized, the Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trust has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust entered into an Investment Advisory Agreement with the Manager, the Trust’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Trust.

For such services, the Trust pays the Manager a monthly fee at an annual rate equal to 1.25% of the average daily value of the Trust’s managed assets. For purposes of calculating this fee, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to the Trust, the Manager entered into a sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), an affiliate of the Manager. The Manager pays BRS for services it provides for that portion of the Trust for which BRS acts as sub-adviser a monthly fee that is equal to a percentage of the investment advisory fees paid by the Trust to the Manager.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Trust. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the period ended December 31, 2020, the amount waived was $132,908.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

may be terminated on 90 days’ notice, each subject to approval by a majority of the Trust’s Independent Trustees. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the period ended December 31, 2020, the Manager waived $69,341 in investment advisory fees pursuant to these arrangements.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: The Trust may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the period ended December 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)
BCAT	$3,862,865	$—	$—

7.	PURCHASES AND SALES

For the period ended December 31, 2020, purchases and sales of investments, excluding short-term investments, were as follows:

Trust Name	Purchases	Sales
BCAT	$2,129,347,170	$188,785,131

8.	INCOME TAX INFORMATION

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trust as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements.

The tax character of distributions paid was as follows:

12/31/20
Ordinary income	$11,617,212

As of period end, the tax components of accumulated earnings (loss) were as follows:

Amounts
Net unrealized gains(a)	$126,105,845
Qualified late-year losses(b)	(9,294,916)

$116,810,929

(a)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency exchange contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the timing and recognition of partnership income, the accounting for swap agreements and the classification of investments.

(b)	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

BCAT
Tax cost	$2,178,534,081

Gross unrealized appreciation	$142,768,140
Gross unrealized depreciation	(15,816,073)

Net unrealized appreciation (depreciation)	$126,952,067

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

9.	PRINCIPAL RISKS

In the normal course of business, the Trust invests in securities or other instruments and may enter into certain transactions, and such activities subject the Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trust and its investments. The Trust’s prospectus provides details of the risks to which the Trust is subject.

The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: The Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Trust to reinvest in lower yielding securities. The Trust may also be exposed to reinvestment risk, which is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Trust portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company.They may also decline due to factors which affect a particular industry or industries. The Trust may invest in illiquid investments. An illiquid investment is any investment that the Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Trust may lose value, regardless of the individual results of the securities and other instruments in which the Trust invests.

The price the Trust could receive upon the sale of any particular portfolio investment may differ from the Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Trust, and the Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trust may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trust manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, the Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trust should the counterparty fail to perform under the contracts. Options written by the Trust do not typically give rise to counterparty credit risk, as options written generally obligate the Trust, and not the counterparty, to perform. The Trust may be exposed to counterparty credit risk with respect to options written to the extent the Trust deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Trust since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded options purchased and futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trust.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Trust’s portfolio are disclosed in its Schedule of Investments.

The Trust invests a significant portion of its assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Trust invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Trust invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Trust invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Trust concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Trust may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trust is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Shares issued and outstanding for the period September 28, 2020, to December 31, 2020, increased by 140,176 as a result of dividend reinvestment and 111,596,662 from the initial public offering.

As of December 31, 2020, BlackRock Financial Management, Inc., an affiliate of the Trust, owned 5,000 Shares of the Trust.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trust’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trust declared and paid distributions to Common Shareholders as follows:

	Dividend Per Common Share
Trust Name	Paid(a)	Declared(b)
BCAT	$0.104100	$0.104100

(a)	Net investment income dividend paid on January 29, 2021 to Common Shareholders of record on January 15, 2021.
(b)	Net investment income dividend declared on February 1, 2021, payable to Common Shareholders of record on February 16, 2021.

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Capital Allocation Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Capital Allocation Trust (the “Fund”), including the schedule of investments, as of December 31, 2020, the related statements of operations, cash flows, changes in net assets, and the financial highlights for the period from September 28, 2020 (commencement of operations) through December 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the period from September 28, 2020 (commencement of operations) through December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended December 31, 2020 that qualified for the dividends-received deduction were as follows:

Trust Name	Dividends-Received Deduction
BCAT	18.08%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2020:

Trust Name	Qualified Dividend Income
BCAT	$2,916,295

For the fiscal year ended December 31, 2020, the Trust hereby designates the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Trust Name	Interest-Related Dividends
BCAT	$1,671,060

The following distribution amounts are hereby designated for the fiscal year ended December 31, 2020:

Trust Name	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
BCAT	$7,185,767	$—

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Capital Allocation Trust (the “Fund”) met on May 21, 2020 (the “Meeting”) to consider the approval of the proposed investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreement. In connection with this process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Board Considerations in Approving the Agreement

The Approval Process:

At the Meeting, the Board reviewed materials relating to its consideration of the Agreement. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the estimated cost of the services to be provided and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the sharing of potential economies of scale; (e) potential fall-out benefits to BlackRock and BlackRock’s affiliates as a result of its relationship with the Fund; (f) the policies and practices of BlackRock with respect to portfolio transactions for the Fund; and (g) other factors deemed relevant by the Board Members.

In determining whether to approve the Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreement. The Board received materials in advance of the Meeting relating to its consideration of the Agreement, including, among other things, (a) fees and estimated expense ratios of the Fund in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”) and other metrics, as applicable; (b) information on the composition of the peer group of funds and a description of Broadridge’s methodology; (c) information regarding BlackRock’s economic outlook for the Fund and its general investment outlook for the markets; (d) information regarding fees paid to service providers that are affiliates of BlackRock; and (e) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Fund, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Board considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services to be provided by BlackRock to the Fund under the Agreement relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreement was comparable to that found generally in investment company advisory Agreement. The Board concluded that the scope of BlackRock’s services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior meetings of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex concerning the standards of BlackRock with respect to the execution of portfolio transactions.

The Board, including the Independent Board Members, considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	49

Disclosure of Investment Advisory Agreement  (continued)

retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk &Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreement.

In addition to investment advisory services, the Board, including the Independent Board Members, considered the nature and quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board noted that BlackRock and its affiliates will provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, the Board noted that BlackRock and its affiliates will provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii)furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock

In their capacity as members of the boards of directors or trustees of certain other BlackRock-advised funds, the Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, could not consider the performance history of the Fund because the Fund was not yet organized and had not yet commenced operations as of the date of the Meeting.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund

In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, reviewed the Fund’s proposed contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. In addition, the Board, including the Independent Board Members, considered the Fund’s estimated total net expense ratio, as well as the actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The estimated total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The estimated total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional separate accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board noted that it had previously received and reviewed statements relating to BlackRock’s financial condition in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds. The Board had previously reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board acknowledged the Manager’s representation that it expected the Fund’s costs of services and profitability to be broadly in line with those of other similar funds managed by the Manager. The Board then noted its previous review of BlackRock’s estimated profitability with respect to certain other U.S.fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board then noted its previous review, as described above, of BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board reviewed its previous consideration of the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the fourth quartile and the Fund’s estimated actual management fee rate and estimated total expense ratio ranked in the fourth quartile and third quartile, respectively, relative to the Fund’s peers. The Board also noted that the Fund is differentiated from the Broadridge-selected peers given the Fund’s unconstrained investment approach across asset classes and exposure to private markets.

50	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

Following consideration of this information, the Board, including the Independent Board Members, concluded that the fees to be paid pursuant to the Agreement were fair and reasonable in light of the services to be provided.

As the Fund has not commenced operations as of the date of the Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Fund. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund may benefit from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other potential ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices for BlackRock closed-end funds throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

The Board, including all of the Independent Board Members, concluded that these potential ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Fund were consistent with those generally available to other fund sponsors.

Conclusion

The Board, including all the Independent Board Members, approved the Advisory Agreement between the Manager and the Fund, for a two-year term beginning on the effective date of the Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	51

Disclosure of Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Capital Allocation Trust (the “Fund”), met on November 18-19, 2020 (the “November Meeting”) to consider the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Fund, BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and BlackRock (Singapore) Limited. The Sub-Advisory Agreement was substantially similar to the sub-advisory agreement previously approved with respect to certain other portfolios in the BlackRock Fixed-Income Complex.

On the date of the November Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreement.

At the November Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreement. The Fund’s investment advisory agreement with the Manager was approved by the Board at a meeting on May 21, 2020 (the “May Meeting”). A discussion of the basis for the Board’s approval of this agreement at the May Meeting is included in the Fund’s annual shareholder report for the fiscal year ended December 31, 2020. The factors considered by the Board at the November Meeting in connection with approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the May Meeting.

Following discussion, all the Board Members present at the November Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreement among the Fund, the Manager and BlackRock (Singapore) Limited for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

52	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since the Trust’s inception. This information may not reflect all of the changes that have occurred since you purchased the Trust.

During the Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.

Investment Objectives and Policies

BlackRock Capital Allocation Trust (BCAT)

The Trust’s investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objectives may be changed by the Trust’s Board of Trustees (the “Board”) without prior shareholder approval.

In making investment decisions, Trust management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Trust management will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment and the social and political environment. In choosing investments, Trust management may look at various fundamental and systematic factors, such as the relative opportunity for equity or debt instruments to increase in value, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities. The Trust may invest in individual securities, baskets of securities or particular measurements of value or rate, and may consider a variety of factors and systematic inputs. Trust management may employ derivatives for a variety of reasons, including but not limited to, adjusting its exposures to markets, sectors, asset classes and securities. As a result, the economic exposure of the Trust to any particular market, sector, or asset class may vary relative to the market value of any particular exposure.

Trust management will invest in “junk” bonds, corporate loans and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.

Trust management will invest in distressed securities when Trust management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Trust will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization.

BlackRock Advisors, LLC (the “Manager”) intends to utilize option strategies that consist of writing (selling) call options on a portion of the common stocks in the Trust’s portfolio, as well as other option strategies such as writing other calls and puts or using options to manage risk. The portfolio management team will work closely to determine which option strategies to pursue to seek to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

The Trust seeks to achieve its objectives by investing in both equity and debt securities of issuers located around the world. There is no limit on the percentage of assets the Trust can invest in a particular type of security. Generally, the Trust seeks diversification across markets and industries. The Trust has no geographic limits on where it may invest. This flexibility will allow Trust management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Trust’s objectives.

Trust management intends to use the Trust’s investment flexibility to create a portfolio of assets that, over time, is expected to be relatively balanced between equity and debt securities and that is widely differentiated among many individual investments. The Trust may invest in both developed and emerging markets. In addition to investing in foreign securities, the Trust will actively manage its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Trust may own foreign cash equivalents or foreign bank deposits as part of the Trust’s investment strategy. The Trust will also invest in non-U.S. currencies, however, the Trust may underweight or overweight a currency based on the Trust management team’s outlook.

The Trust may invest in shares of companies through initial public offerings (“IPOs”). The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under normal market conditions, the Trust currently intends to invest up to 25% of its total assets, measured at the time of investment, in such securities. The Trust expects certain of such investments to be in “late-stage private securities,” which are securities of private companies that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.”

The Trust may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities. The Trust may also gain exposure to commodity markets by investing in Cayman Capital Allocation Fund, Ltd. (the “Subsidiary”). The Subsidiary will invest primarily in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Manager is the manager of the Subsidiary. The Subsidiary (unlike the Trust) may invest without limitation in commodity-related instruments. However, the Subsidiary will otherwise be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Trust. The Trust will limit its investments in the Subsidiary to 25% of its total assets.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Trust. As a result, the Manager, in managing the Subsidiary’s portfolio, will be subject to the same investment policies and restrictions that apply to the management of the Trust, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio

INVESTMENT OBJECTIVES, POLICIES AND RISKS	53

Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

investments and shares of the Subsidiary. The Trust’s Chief Compliance Officer will oversee implementation of the Subsidiary’s policies and procedures, and make periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Trust and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to the Subsidiary’s investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation requirements to the same extent as the Trust.

The Manager will provide investment management and other services to the Subsidiary pursuant to a separate investment management agreement (the “Subsidiary Management Agreement”). The Manager will not receive separate compensation from the Subsidiary for providing it with investment management or administrative services pursuant to the Subsidiary Management Agreement. However, the Trust will pay the Manager based on the Trust’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody and audit services with the same or with affiliates of the same service providers that provide those services to the Trust. The financial statements of the Subsidiary will be consolidated with the Trust’s financial statements in the Trust’s annul and semi-annual reports.

The Trust can invest in all types of equity securities, including common stock, preferred stock, warrants, convertible securities and stock purchase rights of companies of any market capitalization. Trust management may seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.

The Trust can invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds, convertible bonds, municipal bonds, structured notes, credit-linked notes, loan assignments and participations, mortgage- and asset-backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank. The Trust may invest in debt securities paying a fixed or fluctuating rate of interest. The Trust has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold.

The Trust may invest without limit in “junk” bonds, corporate loans and distressed securities. Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Trust management considers to be of comparable quality. These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities.

As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, including uncovered call and put options, and, to a lesser extent, writing (selling) call and put index options. This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter (“OTC”) options.

The Trust may also purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.

The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”) and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly.

The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns.

Leverage: The Trust will use leverage to seek to achieve its investment objectives. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage. The Trust currently anticipates utilizing leverage for investment purposes in an amount equal to approximately 20% of its Managed Assets primarily by entering into reverse repurchase agreements or other derivative instruments with leverage embedded in them. The Trust may borrow money from banks through a credit facility or issue debt securities or preferred shares. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than liabilities for money borrowed for investment purposes).

The Trust may enter into “dollar roll” transactions.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

Risk Factors

54	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

This section contains a discussion of the general risks of investing in the Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time.

Limited Term Risk: In accordance with the Trust’s Agreement and Declaration of Trust, dated April 9, 2020 as amended from time to time (the “Agreement and Declaration of Trust”), the Trust intends to dissolve as of the first business day following the twelfth anniversary of the effective date of the Trust’s initial registration statement, which the Trust currently expects to occur on or about September 27, 2032 (the “Dissolution Date”); provided that the Board may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Trust’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date: (i) once for up to one year, and (ii) once for up to an additional six months, to a date up to and including eighteen months after the initial Dissolution Date (which date shall then become the Dissolution Date). As of a date within twelve months preceding the Dissolution Date (as may be extended as described above), the Board may, by a Board Action Vote, cause the Trust to conduct a tender offer to all common shareholders to purchase 100% of the then outstanding common shares of the Trust at a price equal to the net asset value (“NAV”) per common share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Trust must have at least $200 million of aggregate net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Trust (the “Dissolution Threshold”). In an Eligible Tender Offer, the Trust will offer to purchase all common shares held by each common shareholder; provided that if the payment for properly tendered common shares would result in the Trust having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled and no common shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Trust will begin (or continue) liquidating its portfolio and proceed to dissolve on or about the Dissolution Date. If the payment for properly tendered common shares would result in the Trust having aggregate net assets greater than or equal to the Dissolution Threshold, all common shares properly tendered and not withdrawn will be purchased by the Trust pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Trust’s perpetual existence.

Unless the limited term provision of the Trust’s Agreement and Declaration of Trust is amended by shareholders in accordance with the Agreement and Declaration of Trust, or unless the Trust completes an Eligible Tender Offer and converts to perpetual existence, the Trust will dissolve on or about the Dissolution Date. The Trust is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Trust is not a “target term” fund and thus does not seek to return its initial public offering price per common share upon dissolution. As the assets of the Trust will be liquidated in connection with its dissolution, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. In addition, as the Trust approaches the Dissolution Date, the Manager may invest the proceeds of sold, matured or called securities in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Trust’s investment performance.

Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities, the Trust may distribute such proceeds in one or more liquidating distributions prior to the final dissolution, which may cause the Trust’s fixed expenses to increase when expressed as a percentage of net assets attributable to common shares, or the Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Trust. The final distribution of net assets upon dissolution may be more than, equal to or less than $20.00 per common share. Because the Trust may adopt a plan of liquidation and make liquidating distributions in advance of the Dissolution Date, the total value of the Trust’s assets returned to common shareholders upon dissolution will be impacted by decisions of the Board and the Manager regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in common shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the Trust had liquidated all of its assets on the Dissolution Date, or any other potential date for liquidation referenced in this prospectus, and distributed the proceeds thereof to shareholders.

If the Trust conducts an Eligible Tender Offer, the Trust anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Trust. The risks related to the disposition of securities in connection with the Trust’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Trust will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Trust’s ability to achieve its investment objectives and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Trust in the investments.

Any capital gains recognized on such dispositions, as reduced by any capital losses the Trust realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to common shareholders. If the Trust’s tax basis for the investments sold is less than the sale proceeds, the Trust will recognize capital gains, which the Trust intends to distribute to common shareholders. In addition, the Trust’s purchase of tendered common shares pursuant to an Eligible Tender Offer will have tax consequences for tendering common shareholders and may have tax consequences for non-tendering common shareholders.

The purchase of common shares by the Trust pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Trust of non-tendering common shareholders. All common shareholders remaining after an Eligible Tender Offer will be subject to any increased risks associated with the reduction in the Trust’s assets resulting from payment for the tendered common shares, such as greater volatility due to decreased diversification and proportionately higher expenses. The reduced assets of the Trust as a result of an Eligible Tender Offer may result in less investment flexibility for the Trust and may have an adverse effect on the Trust’s investment performance. Such reduction in the Trust’s assets may also cause common shares of the Trust to become thinly traded or otherwise negatively impact secondary trading of common shares. A reduction in assets, and the corresponding increase in the Trust’s expense ratio, could result in lower returns and put the Trust at a disadvantage relative to its peers and potentially cause the Trust’s common shares to trade at a wider discount, or smaller premium, to NAV than they otherwise would. Furthermore, the portfolio of

INVESTMENT OBJECTIVES, POLICIES AND RISKS	55

Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)

the Trust following an Eligible Tender Offer could be significantly different and, therefore, common shareholders retaining an investment in the Trust could be subject to greater risk. For example, the Trust may be required to sell its more liquid, higher quality portfolio investments to purchase common shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the common shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Trust following an Eligible Tender Offer.

The Trust is not required to conduct an Eligible Tender Offer. If the Trust conducts an Eligible Tender Offer, there can be no assurance that the payment for tendered common shares would not result in the Trust having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no common shares will be repurchased pursuant to the Eligible Tender Offer and the Trust will liquidate on the Dissolution Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the payment for tendered common shares would result in the Trust having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may,by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Trust’s perpetual existence. Thereafter, the Trust will have a perpetual existence. There is no guarantee that the Board will eliminate the Dissolution Date following the completion of an Eligible Tender Offer so that the Trust will have a perpetual existence. The Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Trust have a perpetual existence. The Trust is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining common shareholders may only be able to sell their shares at a discount to NAV.

Although it is anticipated that the Trust will have distributed substantially all of its net assets to shareholders as soon as practicable after the Dissolution Date, securities for which no market exists or securities trading at depressed prices, if any,may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with the Trust and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets. Additionally, the tax treatment of the liquidating trust’s assets may differ from the tax treatment applicable to such assets when held by the Trust. To the extent the costs associated with a liquidating trust exceed the value of the remaining securities, the liquidating trust trustees may determine to dispose of the remaining securities in a manner of their choosing. The Trust cannot predict the amount, if any,of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities.

Non-Diversification Risk: The Trust is a non-diversified fund. Because the Trust may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Investment and Market Discount Risk: An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.

Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

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Interest rate risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%.The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.

To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

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Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.

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Credit risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension risk — : When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

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Prepayment risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.

Risks Associated with the Trust’s Options Strategy: The ability of the Trust to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns is partially dependent on the successful implementation of its options strategy. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

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Risks of Writing Options — As the writer of a covered call option, the Trust forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In other words, as the Trust writes covered calls over more of its portfolio, the Trust’s ability to benefit from capital appreciation becomes more limited.

If the Trust writes call options on individual securities or index call options that include securities, in each case, that are not in the Trust’s portfolio or that are not in the same proportion as securities in the Trust’s portfolio, the Trust will experience loss, which theoretically could be unlimited, if the value of the individual security, index or basket of securities appreciates above the exercise price of the index option written by the Trust.

When the Trust writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust’s potential gain in writing a put option is limited to the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium.

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Exchange-Listed Options Risks — There can be no assurance that a liquid market will exist when the Trust seeks to close out an exchange-listed option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options).

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Over-the-Counter Options Risk — The Trust may write (sell) unlisted OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The OTC options written by the Trust will not be issued, guaranteed or cleared by the OCC. In addition, the Trust’s ability to terminate OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Trust may be unable to liquidate an OTC option position.

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Index Options Risk — The Trust may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trust will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Trust for writing the option.

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Limitation on Options Writing Risk — The number of call options the Trust can write is limited by the total assets the Trust holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Trust’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

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Tax Risk — Income on options on individual stocks will generally not be recognized by the Trust for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Trust’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums

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received by the Trust from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Trust is exercised, the Trust may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option. The character of

INVESTMENT OBJECTIVES, POLICIES AND RISKS	57

Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)

any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Trust in the underlying security.In general, distributions received by shareholders of the Trust that are attributable to short-term capital gains recognized by the Trust from its options writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Index options will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Trust will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the index option on that date and the adjusted basis of the index option. The adjusted basis of the index option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to index options will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Trust to recognize gain in advance of the receipt of cash, the Trust may be required to dispose of investments in order to meet its distribution requirements

Risks Associated with Private Company Investments: Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Manager may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Trust invests. There is risk that the Trust may invest on the basis of incomplete or inaccurate information, which may adversely affect the Trust’s investment performance. Private companies in which the Trust may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.

These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Trust’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Trust may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Trust will be able to realize the value of private company investments in a timely manner.

Illiquid Investments Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Initial Public Offerings (“IPOs”) Risk: The Trust may invest in shares of companies through IPOs. Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

Leverage Risk: The Trust utilizes leverage for investment purposes in an amount equal to approximately 20% of its Managed Assets primarily by entering into reverse repurchase agreements or other derivative instruments with leverage embedded in them. The Trust may borrow money from banks through a credit facility or issue debt securities or preferred shares. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares.The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•  the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•  the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•  the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•  leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

58	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)

Investment Style Risk: Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by the Trust is out of favor, the Trust may underperform other equity funds that use different investment styles.

Dividend Paying Equity Securities Risk: Dividends on common equity securities that the Trust may hold are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which the Trust invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Trust’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance.

The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Trust’s investments in these securities will necessarily reduce the volatility of the Trust’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly.

Small and Mid-Capitalization Company Risk: Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Warrants Risk: If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General obligation bonds risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue bonds risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

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Private activity bonds risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

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Moral obligation bonds risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality.If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

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Municipal notes risks — : Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Trust may lose money.

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Municipal lease obligations risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

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Tax-exempt status risk — The Trust and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Trust nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Trust and its shareholders to substantial tax liabilities.

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.

Corporate Loans Risk: Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than

INVESTMENT OBJECTIVES, POLICIES AND RISKS	59

Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)

investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Trust’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Trust may hold additional cash, sell investments or temporarily borrow from banks and other lenders. The corporate loans in which the Trust invests are usually rated below investment grade.

Risks of Loan Assignments and Participations: As the purchaser of an assignment, the Trust typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Trust may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Trust as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Trust could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Trust may be required to pass along to a purchaser that buys a loan from the Trust by way of assignment a portion of any fees to which the Trust is entitled under the loan. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Trust may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Trust will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Trust may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Distressed Securities Risk: Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Trust will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Trust may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Unrated Securities Risk: Because the Trust may purchase securities that are not rated by any rating organization, the Manager may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Trust might have difficulty selling them promptly at an acceptable price. To the extent that the Trust invests in unrated securities, the Trust’s ability to achieve its investment objectives will be more dependent on the Manager’s credit analysis than would be the case when the Trust invests in rated securities.

Mortgage- and Asset-Backed Securities Risks: Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

U.S. Government Obligations Risk: Certain securities in which the Trust may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Sovereign Debt Risk: Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. These risks include:

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The Trust generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Trust’s portfolio.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The Trust’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Trust’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Trust’s net asset value.

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Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

Emerging Markets Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Foreign Currency Transactions Risk: The Trust may invest in forward foreign currency exchange contracts. Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Trust to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Commodities Related Investments Risk: Exposure to the commodities markets may subject the Trust to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Repurchase Agreements and Purchase and Sale Contracts Risk: If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Trust may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Trust may lose money.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk: Dollar rolls involve the risk that the market value of the securities that the Trust is committed to buy may decline below the price of the securities the Trust has sold. These transactions may involve leverage.

Structured Products Risk: Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Trust may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.

Investment Companies and ETFs Risk: Subject to the limitations set forth in the Investment Company Act, or as otherwise limited by the SEC, the Trust may acquire shares in other investment companies and in ETFs, some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.

Derivatives Risk: The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility. Derivatives involve significant risks, including:

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Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•	Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

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Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

•	Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

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Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

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Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.

•

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Trust with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Trust. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Trust, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Trust of trading in these instruments and, as a result, may affect returns to investors in the Trust.

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trust will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Subsidiary Risk: By investing in the Subsidiary, the Trust is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Trust and are subject to the same risks that apply to similar investments if held directly by the Trust (see “Commodities Related Investments Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted, is not subject to all the investor protections of the 1940 Act. However, the Trust wholly owns and controls the Subsidiary, and the Trust and the Subsidiary are both managed by Manager, making it unlikely that the Subsidiary will take action contrary to the interests of the Trust and its shareholders. The Board has oversight responsibility for the investment activities of the Trust, including its investment in the Subsidiary, and the Trust’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Trust. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Trust and/or the Subsidiary to operate as described and could adversely affect the Trust.

Variable and Floating Rate Instrument Risk: Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Fund to dispose of them at any given time.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

62	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Automatic Dividend Reinvestment Plan

Pursuant to BCAT’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BCAT declares a dividend or determines to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, the Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

AUTOMATIC DIVIDEND REINVESTMENT PLAN	63

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	84 RICs consisting of 108 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC ( consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	84 RICs consisting of 108 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	84 RICs consisting of 108 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	84 RICs consisting of 108 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016

Frank J. Fabozzi(d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	85 RICs consisting of 109 Portfolios	None

64	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	84 RICs consisting of 108 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

W. Carl Kester(d) 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	85 RICs consisting of 109 Portfolios	None

Catherine A. Lynch(d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	85 RICs consisting of 109 Portfolios	None

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	117 RICs consisting of 267 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	118 RICs consisting of 268 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

TRUSTEE AND OFFICER INFORMATION	65

Trustee and Officer Information  (continued)

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Corporation serve at the pleasure of the Board.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

66	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Trust Certification

The Trust is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trust filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trust will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

The Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, the Trust employs a managed distribution plan (the “Plan”),the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Trust.

The distributions paid by the Trust for any particular month may be more or less than the amount of net investment income earned by the Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of the Trust and is reported in the Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed the Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

General Information

The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional Information of the Trust has not been updated after completion of the Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since December 31, 2019. This information may not reflect all of the changes that have occurred since you purchased the Trust.

Except if noted otherwise herein, there were no changes to the Trust’s charters or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

ADDITIONAL INFORMATION	67

Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

68	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

(continued)

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

ADDITIONAL INFORMATION	69

Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

NOK	Norwegian Krone

SEK	Swedish Krona

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

GOL	General Obligation Ltd.

IO	Interest Only

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

PIK	Payment-in-Kind

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SPDR	Standard & Poor’s Depository Receipt

TAN	Tax Anticipation Notes

70	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com  |  800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

BCAT-12/20-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester
Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization. Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Capital Allocation Trust	$67,500	N/A	$0	N/A	$20,000	N/A	$0	N/A

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Capital Allocation Trust	$20,000	N/A

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Rick Rieder, Managing Director at BlackRock, David Clayton, CFA, JD, Managing Director at BlackRock, and Russ Koesterich, CFA, JD, Managing Director at BlackRock. Messrs. Rieder, Clayton and Koesterich are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Rieder, Clayton and Koesterich have been members of the Fund’s portfolio management team since 2020.

Portfolio Manager	Biography
Rick Rieder	Global Chief Investment Officer of Fixed Income, Co-head of BlackRock’s Global Fixed Income platform, member of Global Operating Committee and Chairman of the BlackRock firmwide Investment Council. Managing Director of BlackRock, Inc. since 2009. President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009; Managing Director of Lehman Brothers from 1994 to 2008.
David Clayton, CFA, JD	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2010 to 2011.
Russ Koesterich, CFA, JD	Managing Director of BlackRock, Inc. since 2009.

(a)(2) As of December 31, 2020:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Rick Rieder	20	37	24	0	7	7
	$110.4 Billion	$43.67 Billion	$10.61 Billion	$0	$3.26 Billion	$7.84 Billion
David Clayton, CFA, JD	8	4	11	0	0	1
	$40.01 Billion	$19.04 Billion	$442.5 Million	$0	$0	$225.8 Million
Russ Koesterich, CFA, JD	8	4	11	0	0	1
	$40.01 Billion	$19.04 Billion	$442.5 Million	$0	$0	$225.8 Million

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Rieder, Clayton and Koesterich may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Rieder, Clayton and Koesterich may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)     As of December 31, 2020:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2020.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance is generally assessed over trailing 1-,3-, and 5-year periods relative to benchmarks plus an alpha target as well as against peer groups. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: S&P 500 Index, FTSE World ex-US Index, ICE BofA Current 5-Year Treasury Index and FTSE Non-US Dollar World Government Bond Index.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4)     Beneficial Ownership of Securities – As of December 31, 2020.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Rick Rieder	Over $1,000,000
David Clayton, CFA, JD	$100,001 -$500,000
Russ Koesterich, CFA, JD	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10	– Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section  6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Capital Allocation Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Allocation Trust

Date: March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Allocation Trust

Date: March 5, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Capital Allocation Trust

Date: March 5, 2021